UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number      811-10145
                                                     --------------------
                              BAILLIE GIFFORD FUNDS
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

                1 GREENSIDE ROW, EDINBURGH, SCOTLAND, UK, EH1 3AN
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               ANGUS N G MACDONALD
                1 GREENSIDE ROW, EDINBURGH, SCOTLAND, UK, EH1 3AN
                -------------------------------------------------
                     (Name and address of agent for service)

     Registrant's telephone number, including area code: 011-44-131-275-2000
                                                         -------------------
                      Date of fiscal year end: DECEMBER 31
                                               -----------
         Date of reporting period: JANUARY 1, 2008 TO DECEMBER 31, 2008
                                  --------------------------------------


The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the "Act"), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the "1933 Act") because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act. Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

--------------------------------------------------------------------------------
BAILLIE GIFFORD INTERNATIONAL EQUITY,
EAFE AND EMERGING MARKETS FUNDS
Annual Report
December 31, 2008

INDEX

BAILLIE GIFFORD INTERNATIONAL EQUITY, EAFE AND EMERGING MARKETS FUNDS
--------------------------------------------------------------------------------

                                                                     PAGE NUMBER

MANAGEMENT DISCUSSION                                                          1

FUND EXPENSES                                                                 10

INTERNATIONAL EQUITY FUND

         Industry Diversification Table                                       12

         Portfolio of Investments                                             13

         Statement of Assets and Liabilities                                  16

         Statement of Operations                                              17

         Statement of Changes in Net Assets                                   18

         Financial Highlights

                  Selected Data for Class 1                                   19

                  Selected Data for Class 2                                   20

EAFE FUND

         Industry Diversification Table                                       21

         Portfolio of Investments                                             22

         Statement of Assets and Liabilities                                  26

         Statement of Operations                                              27

         Statement of Changes in Net Assets                                   28

         Financial Highlights

                  Selected Data for Class 2                                   29

                  Selected Data for Class 3                                   30

                                                                     PAGE NUMBER

EMERGING MARKETS FUND

         Industry Diversification Table                                       31

         Portfolio of Investments                                             32

         Statement of Assets and Liabilities                                  36

         Statement of Operations                                              37

         Statements of Changes in Net Assets                                  38

         Financial Highlights

                  Selected Data for Class I                                   39

                  Selected Data for Class III                                 40

         Notes to Financial Statements                                        41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       52

SUPPLEMENTAL INFORMATION                                                      53

                              MANAGEMENT DISCUSSION
                    BAILLIE GIFFORD INTERNATIONAL EQUITY FUND


1) MARKET CONDITIONS AND REVIEW OF PERFORMANCE DURING 2008 (since inception February 2008)

Weakness in the stock markets was accompanied by a continuation of the bleak news surrounding the financial sector and by increasing evidence of broader fragility in the world's economies. In the US, congressional approval was obtained for bank bailouts, and the British government agreed to recapitalise some of the major banks in the UK. Central banks worked hard to facilitate increased lending by the banking sector and to stimulate their economies; in the US, interest rates were reduced almost to zero, and the hitherto conservative Bank of England cut rates aggressively. That the difficulties were no longer restricted to the banking sector was made clear by evidence that major economies, such as those of the US, the UK, Germany, and Japan, had all entered, or were about to enter, a recession. Banks were no longer alone in bearing the brunt of the bad news: automobile manufacturers and retailers struggled, too.

2008 has been the worst year on record for the MSCI Indices since they were introduced in 1971. The International portfolio was funded at the beginning of February this year and since then the Fund has fallen 38.5% compared to a 38.5% decline in the MSCI ACWI (ex US) Index. Within the portfolio, exposure to stocks in the Energy, Materials and Industrial sectors have had a negative impact on performance whilst an underweight position in Financials has been favorable.

We reduced exposure to the more cyclical elements of the portfolio during 2008, selling small miners such as Ivanhoe mines and Equinox as well as higher cost oil plays such as Opti Canada and reducing holdings in Petrobras, the Brazilian state oil company. As inflation eased, we sold Potash Corp and allowed a larger cash pile than our usual working balance of around 1% of the Fund (up to 5% was in cash where permitted). This moderated the effect of market falls on the portfolio though our growth bias predictably led to some underperformance.

2) REVIEW OF PERFORMANCE DURING THE FOURTH QUARTER OF 2008

The final quarter of 2008 saw further significant falls among the international markets, closing the year with what was, in many cases, their worst annual performance in decades. The Fund fell 25.8% during the quarter compared to a 22.3% fall in the MSCI ACWI (ex US) Index. Within the portfolio the companies most geared to growth and investment underperformed: Petrobras (Brazil), Seadrill (Norway) and Rio Tinto (Australia) are examples of companies that fared badly in the market sell off. Fundamentals are almost meaningless in an environment where there is much forced selling and sentiment driving markets.

3) INVESTMENT STRATEGIES USED TO MANAGE THE FUND.

Baillie Gifford is a growth manager with a bottom up approach to stock picking. We look for companies with the ability to generate sustainable earnings growth. In determining the potential of a company, we pay particular attention to competitive advantage, management attitudes, financial strength and the industry background that a company operates in. We regularly meet the management of the companies within our investment universe and constantly revisit the investment case for the companies within the portfolio to ensure that our expectations are being met.

Over the coming months, our focus will be on identifying those companies whose competitive positions are strengthened by the current turmoil. Undoubtedly, weaker companies with high gearing and those who rely on external financing to fund their growth may exit industries or become victims of consolidation within them. Those companies that can survive stand to pick up market share and attractive assets at low valuations. The ACWI Alpha Portfolio Construction Group is responsible for

                              MANAGEMENT DISCUSSION
                    BAILLIE GIFFORD INTERNATIONAL EQUITY FUND

the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction in their continuing holdings.

We will continue to monitor the long term prospects for the Fund's holdings and make changes where appropriate. We continue to look for long term winners who can emerge from the ashes of the 2008 turmoil and we continue to discuss the financials holdings.

4) OUTLOOK

The greatest opportunity in our view remains the long term prospects for the companies in your portfolio and their ability to generate above average returns. The valuations of many strong businesses, with some cyclicality, have been driven down a very long way: Atlas Copco and Petrobras are notable. While we cannot predict when de-leveraging will subside, we do expect the gap between good and bad businesses to widen going forward. Baillie Gifford's investment style leads to investing in well capitalized companies that enjoy sustainable competitive advantages, which we believe should do well in this environment.

We will be considering areas that are likely to be the first to see the effects of massive fiscal and monetary stimulus, perhaps midway through 2009. Overall, rather than attempt to predict the depth of any recession, we are concentrating our efforts on trying to ensure that the individual businesses we invest in are survivors and are creating value for their shareholders, which we believe will be realized when current fears abate.


[GRAPHIC OMITTED][GRAPHIC OMITTED]

                              MANAGEMENT DISCUSSION
                    BAILLIE GIFFORD INTERNATIONAL EQUITY FUND


--------------------------------------------------------------------------------
Performance for period ended 12/31/08

                                 SINCE INCEPTION
                               (FEBRUARY 7, 2008)

The International Equity Fund
Fund                                                -38.5%

MSCI ACWI (ex US) Index                             -41.1%
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Returns for the International Equity Fund are before taxes and are net of all expenses, advisory fees and commission charges and include the re-investment of the Fund's dividends and distributions.

The MSCI ACWI (ex US) Index is a market capitalization index designed to measure equity performance in global world markets. The index is unmanaged, is not available for investment, and does not reflect sales charges, fees, commissions, taxes or other expenses of investing. The Fund's holdings may differ from the index.

                              MANAGEMENT DISCUSSION
                            BAILLIE GIFFORD EAFE FUND

1) MARKET CONDITIONS AND REVIEW OF PERFORMANCE DURING 2008 (since inception on March 31, 2008)

Weakness in the stock markets was accompanied by a continuation of the bleak news surrounding the financial sector and by increasing evidence of broader fragility in the world's economies. In the US, congressional approval was obtained for bank bailouts, and the British government agreed to recapitalize some of the major banks in the UK. Central banks worked hard to facilitate increased lending by the banking sector and to stimulate their economies; in the US, interest rates were reduced almost to zero, and the hitherto conservative Bank of England cut rates aggressively. That the difficulties were no longer restricted to the banking sector was made clear by evidence that major economies, such as those of the US, the UK, Germany, and Japan, had all entered, or were about to enter, a recession. Banks were no longer alone in bearing the brunt of the bad news: automobile manufacturers and retailers struggled, too.

2008 has been the worst year on record for the MSCI EAFE Indices since they were introduced in 1971. The EAFE portfolio was funded at the beginning of March this year and since then the Fund has fallen 40.8% compared to a 37.6% decline in the Index. Within the portfolio, exposure to stocks in the Energy, Materials and Industrial sectors have had a negative impact on performance whilst an underweight position in Financials has been favorable.

Up until the end of the third quarter we persisted with a number of companies which were geared into continued global growth, particularly within developing markets. In October we had a sharp change of view, recognizing that, within a very short space of time, global growth expectations had fallen significantly as the financial markets turmoil spilled over into the real economy. We consequently sold or made reductions to several holdings which we believe will be adversely impacted by the unavailability of financing either for themselves or their customers and/or by the huge currency movements we have seen. Companies such as Sumitomo Heavy Industries and Komatsu in Japan have been sold after a rapid deterioration in their earnings prospects, coupled with a sharp rise in the Yen versus most currencies.

In terms of purchases, these have included some long term winners in the technology area, such as Nintendo, and some companies with very strong balance sheets and resilient earnings streams. These included introducing holdings in William Morrison Supermarkets and Kyocera, while adding to existing holdings in Essilor and Woolworths.

2) REVIEW OF PERFORMANCE DURING THE FOURTH QUARTER OF 2008

The final quarter of 2008 saw further significant falls among the EAFE markets, closing the year with what was, in many cases, their worst annual performance in decades. The Fund fell 22.6% during the quarter compared to a 19.9% fall in the MSCI EAFE index.

Within the portfolio, Energy holdings and a bias towards Capital Goods companies' negatively impacted relative performance: Petrobras (Brazil), Gazprom (Russia), Q-Cells (Germany) and Daewoo Shipbuilding & Marine (South Korea) were amongst the worst performers. On a more positive note, our avoidance of the worst performing banking stocks, such as HSBC (UK), BNP Paribas (France) and Royal Bank of Scotland (UK) continued to be supportive.

                              MANAGEMENT DISCUSSION
                            BAILLIE GIFFORD EAFE FUND

3) INVESTMENT STRATEGIES USED TO MANAGE THE FUND.

Baillie Gifford are growth managers with a bottom up approach to stock picking. We look for companies with the ability to generate sustainable earnings growth. In determining the potential of a company, we pay particular attention to competitive advantage, management attitudes, financial strength and the industry background that a company operates in. We regularly meet the management of the companies within our investment universe and constantly revisit the investment case for the companies within the portfolio to ensure that our expectations are being met.

Over the coming months, our focus will be on identifying those companies whose competitive positions are strengthened by the current turmoil. Undoubtedly, weaker companies with high gearing and those who rely on external financing to fund their growth may exit industries or become victims of consolidation within them. Those companies that can survive stand to pick up market share and attractive assets at low valuations. The EAFE Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction in their continuing holdings.

We will continue to monitor the long term prospects for your holdings and make changes where appropriate. We continue to look for long term winners who can emerge from the ashes of the 2008 turmoil and we continue to discuss the financials holdings.

4) OUTLOOK

The greatest opportunity in our view remains the long term prospects for the companies in your portfolio and their ability to generate above average returns. The valuations of many strong businesses, with some cyclicality, have been driven down a very long way: SAP, Nintendo, Atlas Copco, Canon and Adidas are notable. While we cannot predict when the current levels of de-leveraging will subside, we do expect the gap between good and bad businesses to widen going forward. Baillie Gifford's investment style leads to investing in well capitalized companies that enjoy sustainable competitive advantages, which we believe should do well in this environment.

We will be considering areas that are likely to be the first to see the effects of massive fiscal and monetary stimulus, perhaps midway through 2009. Overall, rather than attempt to predict the depth of any recession, we are concentrating our efforts on trying to ensure that the individual businesses we invest in are survivors and are creating value for their shareholders, which we believe will be realized when current fears abate.

--------------------------------------------------------------------------------
Performance for period ended 12/31/08

                                            SINCE INCEPTION
                                            (MARCH 6, 2008)

The EAFE Fund                                         -40.8%

MSCI EAFE Index                                       -37.6%

--------------------------------------------------------------------------------

                              MANAGEMENT DISCUSSION
                            BAILLIE GIFFORD EAFE FUND

[GRAPHIC OMITTED][GRAPHIC OMITTED]

Past performance is not a guarantee of future results. Returns for the EAFE Fund are before taxes and are net of all expenses, advisory fees and commission charges and include the re-investment of the Fund's dividends and distributions.

The MSCI EAFE Index is a market capitalization index designed to measure equity performance in global developed markets. The index is unmanaged, is not available for investment, and does not reflect sales charges, fees, commissions, taxes or other expenses of investing. The Fund's holdings may differ from the index.

                              MANAGEMENT DISCUSSION
                      BAILLIE GIFFORD EMERGING MARKETS FUND


1) MARKET CONDITIONS AND REVIEW OF PERFORMANCE DURING 2008

For the year ended December 31, 2008, the Emerging Markets Fund fell -55.63%, in line with its benchmark, the MSCI Emerging Markets, Free Index, which returned -55.18% for the year. 2008 was one of the worst years on record for markets in general, and emerging markets were no exception. Since July 2008, the MSCI Emerging Market Index has underperformed both the MSCI World, and the S&P 500 Composite. The extent of the collapse in emerging market asset prices in 2008 has dispelled any imminent claim to emerging markets being considered a relative safe haven. Current account and fiscal surpluses have not proved sufficient protection in the face of this downturn, even in relative terms.

In the first quarter of 2008, China was taking energetic steps to guard against inflation and overheating. It is a sign of just what a challenging year 2008 has been for both markets and economies that by November 2008, the Chinese government had (belatedly) announced a stimulus package, signalling their intention to spend RMB4 trillion (US$580bn) over the next two years. Whilst it is perhaps too much to hope that these measures will prevent a further slowdown, they should help cushion the blow.

During 2008, amongst the detractors from relative performance were a collection of names in the oil and material sectors, most notably Norilsk Nickel, the Russian Nickel producer, and Dragon Oil, an oil and gas producer based in Turkmenistan. Both these companies suffered as a result of weak commodity prices and rising risk premiums in their respective markets.

At a country level, stock selection in China and South Africa detracted from your relative performance. In China, being overweight in Gome Electrical Appliances, and underweight in both China Mobile and China Construction Bank, was unhelpful. In South Africa, the overweight positions in Impala Platinum and FirstRand detracted from relative performance, as did overweight positions in two of the fund's African holdings, Kenmare Resources and Katanga Mining.

Although being overweight in Russia (which was one of the worst performing markets during 2008) detracted from relative performance, stock selection in Russia more than made up for this, with the overweight position in Imperial Energy and underweight position in Sberbank both helping. Imperial Energy is a little researched oil and gas company listed in the UK that has rapidly built up an impressive reserve position in Western Siberia. At purchase this company was anomalously cheap given the quality of its asset base. At the end of the year Imperial Energy was purchased by ONGC, the Indian oil and gas company, for a significant cash premium. Stock selection in Indonesia (overweight PT Indosat) and South Korea (overweight Cheil Industries) helped relative performance.

2) REVIEW OF PERFORMANCE DURING THE FOURTH QUARTER OF 2008

Weakness in the stock markets was accompanied by a continuation of the bleak news surrounding the financial sector in many developed countries and by increasing evidence of broader fragility in the world's economies. The final quarter of 2008 saw further significant falls among the emerging markets, closing the year with what was, in many cases, their worst annual performance in decades. The Fund fell 29.4% during the quarter compared to a 27.6% fall in the MSCI Emerging Markets Free index.

                              MANAGEMENT DISCUSSION
                      BAILLIE GIFFORD EMERGING MARKETS FUND

Within the portfolio stock selection in South Korea (Samsung Fire & Marine) and Indonesia helped relative performance, however, stock selection in China detracted. At the industry level, stock selection in Energy (Imperial Energy) and Semiconductors (TSMC) helped relative performance but was more than offset by stock selection in Telecommunication Services (China Mobile).

3) INVESTMENT STRATEGIES USED TO MANAGE THE FUND.

Baillie Gifford is a growth manager with a bottom up approach to stock picking. We look for companies with the ability to generate sustainable earnings growth. In determining the potential of a company, we pay particular attention to competitive advantage, management attitudes, financial strength and the industry background that a company operates in. We regularly meet the management of the companies within our investment universe and constantly revisit the investment case for the companies within the portfolio to ensure that our expectations are being met.

In terms of key changes that were made to the portfolio during 2008, we have increased the fund's weighting to China during the course of the year. This is largely a result of the huge fall in valuations experienced in this market over the last twelve months. The significant falls we have seen in names such as China Resources Enterprise (a conglomerate with beer and supermarket operations which we have admired for a number of years), has enabled us to take a holding for the fund at a valuation which in our view greatly understates the long-term potential of this business. China remains a country that is well placed to weather the downturn with the benefit of massive fiscal firepower that is already being put to use in reinvigorating an economy that has slowed sharply in the second half of 2008.

4) OUTLOOK

There is little question that profit growth in 2009 from emerging markets will not come close to matching the average rate of the last five years. Nevertheless, the emerging economies are in aggregate well placed to weather the storm. Furthermore, the blanket sell down of emerging equities has provided an ideal environment for experienced long term stock pickers to purchase strong long term businesses at historically low valuations.


 -------------------------------------------------------------------------------
Long Term Fund Performance for periods ended 12/31/08 (Average Annual Total Returns)

                                                               SINCE INCEPTION
                             ONE YEAR        FIVE YEAR         (APRIL 4, 2003)
                             --------        ---------         ---------------

 The Emerging Markets
 Fund                        -56.41%           9.12%                16.99%

 MSCI Emerging Markets,
 Free Index                  -55.18%           8.01%                15.28%
 -------------------------------------------------------------------------------

                              MANAGEMENT DISCUSSION
                      BAILLIE GIFFORD EMERGING MARKETS FUND


[GRAPHIC OMITTED][GRAPHIC OMITTED]

Past performance is not a guarantee of future results. Returns for the Emerging Markets Fund are before taxes and are net of all expenses, advisory fees and commission charges and include the re-investment of the Fund's dividends and distributions.

The MSCI Emerging Markets Free Index (EMF) is a market capitalization Index designed to measure equity performance in global emerging markets. The Index is unmanaged, is not available for investment, and does not reflect sales charges, fees, commissions, taxes or other expenses of investing. The Fund's holdings may differ from the Index.

FUND EXPENSES (UNAUDITED)

As a shareholder of the Baillie Gifford International Equity Fund, the Baillie Gifford EAFE Fund, and/or the Baillie Gifford Emerging Markets Fund (together, the "Funds"), you incur two types of costs: (1) transaction costs, which may include purchase premiums and redemption fees and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in the other mutual funds.

The example is based on an investment of $1,000,000 (the minimum investment requirement) invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000,000 (for example, an $8,600,000 account value divided by $1,000,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES (UNAUDITED) (CONCLUDED)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              ANNUALIZED       EXPENSES PAID
                                                            BEGINNING          ENDING        EXPENSE RATIO         DURING
                                                             ACCOUNT          ACCOUNT       BASED ON PERIOD        PERIOD
                                                              VALUE            VALUE          7/01/08 TO         7/01/08 TO
                                                             7/01/08          12/31/08         12/31/08           12/31/08
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
BAILLIE GIFFORD INTERNATIONAL EQUITY FUND - CLASS 1
     Actual                                               $1,000,000.00     $584,933.46          0.90%           $3,552.36
     Hypothetical (5% return before expenses)             $1,000,000.00    $1,020,604.69         0.90%           $4,578.61
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
BAILLIE GIFFORD INTERNATIONAL EQUITY FUND - CLASS 2
     Actual                                               $1,000,000.00     $576,183.35          0.72%           $2,847.19
     Hypothetical (5% return before expenses)             $1,000,000.00    $1,021,523.85         0.72%           $3,651.64
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
BAILLIE GIFFORD EAFE FUND - CLASS 2
     Actual                                               $1,000,000.00     $599,291.50          0.70%           $2,802.45
     Hypothetical (5% return before expenses)             $1,000,000.00    $1,021,632.00         0.70%           $3,542.52
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
BAILLIE GIFFORD EAFE FUND - CLASS 3
     Actual                                               $1,000,000.00     $600,161.78          0.63%           $2,527.73
     Hypothetical (5% return before expenses)             $1,000,000.00    $1,021,977.27         0.63%           $3,194.06
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
BAILLIE GIFFORD EMERGING MARKETS FUND - CLASS I
     Actual                                               $1,000,000.00      $498,240.81         1.07%           $4,012.07
     Hypothetical (5% return before expenses)             $1,000,000.00    $1,019,780.90         1.07%           $5,408.68
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
BAILLIE GIFFORD EMERGING MARKETS FUND - CLASS III
     Actual                                               $1,000,000.00     $499,143.80          0.76%           $2,862.32
     Hypothetical (5% return before expenses)             $1,000,000.00    $1,021,318.01         0.76%           $3,859.30
--------------------------------------------------------------------------------------------------------------------------------

Expenses are calculated using the annualized expense ratio for the Funds, which represents the ongoing expenses as a percentage of net assets for the six-months ended 12/31/08. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

INDUSTRY DIVERSIFICATION TABLE
DECEMBER 31, 2008 (UNAUDITED)          BAILLIE GIFFORD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                              U.S. $ VALUE            NET ASSETS
                                              ------------            ----------

Aerospace/Defense                            $      7,706                 0.0 %
Banks                                          11,614,149                10.2
Beverages, Food & Tobacco                      10,187,250                 8.9
Chemicals                                       1,615,123                 1.4
Commercial Services                             6,410,575                 5.6
Construction & Building Materials               1,236,029                 1.1
Distribution/Wholesale                            636,117                 0.6
Diversified Financial Services                  4,507,642                 4.0
Diversified Industrials                         3,760,790                 3.3
Electronic & Electrical Equipment               4,047,642                 3.6
Energy - Alternate Sources                        434,573                 0.4
Engineering & Machinery                         6,154,118                 5.4
Food Producers & Processors                     3,457,410                 3.0
Healthcare - Products                           3,323,628                 2.9
Insurance                                       5,619,980                 4.9
Internet                                        2,209,373                 1.9
Mining & Metals                                 3,303,224                 2.9
Office/Business Equipment                       1,952,598                 1.7
Oil & Gas                                      13,028,824                11.4
Pharmaceuticals                                 6,785,092                 6.0
Real Estate                                     1,607,830                 1.4
Retailers - General                             4,535,946                 4.0
Semiconductors                                  2,564,822                 2.3
Software                                        2,673,647                 2.4
Telecommunication Services                      6,347,823                 5.6
Transportation                                  2,190,757                 1.9
                                             ------------               -----

Total Value of Investments                    110,212,668                96.8 %
Other assets less liabilities                   3,629,655                 3.2
                                             ------------               -----
Net Assets                                   $113,842,323               100.0 %
                                             ============               =====

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008                      BAILLIE GIFFORD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

COMPANY                                                SHARES       U.S. $ VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 96.6%
AUSTRALIA - 5.0%
Brambles Ltd.                                          427,463        $2,211,361
Woodside Petroleum Ltd.                                 55,274         1,414,309
Woolworths Ltd.                                        112,366         2,089,369
                                                                      ----------
                                                                       5,715,039
                                                                      ----------
BELGIUM - 1.5%
Groupe Bruxelles Lambert SA                             21,147         1,671,421
                                                                      ----------

BERMUDA - 0.7%
Seadrill Ltd.                                           96,591           760,081
                                                                      ----------

BRAZIL - 4.3%
All America Latina Logistica                           148,300           635,935
Banco Itau Holding Financeira SA ADR                    68,500           794,600
Companhia Vale do Rio Doce ADR                          61,000           649,650
Petroleo Brasileiro SA ADR                             138,300         2,822,703
                                                                      ----------
                                                                       4,902,888
                                                                      ----------
CANADA - 4.4%
EnCana Corp.                                            34,975         1,613,751
Ritchie Bros. Auctioneers, Inc.                         45,502           967,908
Shoppers Drug Mart Corp.                                49,892         1,941,928
SNC-Lavalin Group, Inc.                                 14,657           471,232
                                                                      ----------
                                                                       4,994,819
                                                                      ----------
CHINA - 8.5%
Baidu, Inc. ADR (a)                                      6,100           796,477
Cheung Kong (Holdings) Ltd.                            170,000         1,607,830
China Shenhua Energy Co., Ltd., Class H                427,500           904,622
Hang Seng Bank Ltd.                                    151,700         1,990,644
Hong Kong Exchanges & Clearing Ltd.                    227,200         2,157,611
Industrial and Commercial Bank of China Ltd.,
  Class H                                            3,003,000         1,580,894
Pacific Basin Shipping Ltd.                          1,436,000           652,205
                                                                      ----------
                                                                       9,690,283
                                                                      ----------
DENMARK - 2.2%
A P Moller - Maersk AS, B Shares                           172           902,617
Novozymes AS, B Shares                                  20,690         1,615,123
                                                                      ----------
                                                                       2,517,740
                                                                      ----------
FINLAND - 2.0%
Kone Oyj, Class B                                       55,593         1,200,112
Sampo Oyj, Class A                                      58,629         1,079,023
                                                                      ----------
                                                                       2,279,135
                                                                      ----------
FRANCE - 8.7%
Alstom                                                  26,629         1,553,916
Electricite de France                                   28,470         1,642,350
Essilor International SA                                50,959         2,377,948
Sanofi-Aventis                                          27,518         1,736,612
Total SA                                                47,166         2,551,059
                                                                      ----------
                                                                       9,861,885
                                                                      ----------
GERMANY - 5.0%
Celesio AG                                              59,055         1,584,325
Deutsche Boerse AG                                      11,700           826,190
Muenchener Rueckversicherungs-Gesellschaft AG            7,833         1,192,808
Q-Cells AG (a)                                          12,406           434,573
SAP AG                                                  46,044         1,602,966
                                                                      ----------
                                                                       5,640,862
                                                                      ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

DECEMBER 31, 2008                      BAILLIE GIFFORD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

COMPANY                                                SHARES       U.S. $ VALUE
--------------------------------------------------------------------------------

ISRAEL - 2.0%
Teva Pharmaceutical Industries Ltd. ADR                 52,800        $2,247,696
                                                                      ----------

ITALY - 1.2%
Intesa Sanpaolo                                        394,428         1,391,246
                                                                      ----------

JAPAN - 11.1%
Asahi Breweries Ltd. (a)                                92,200         1,565,315
Canon, Inc.                                             63,900         1,952,598
Chugai Pharmaceutical Co., Ltd.                         64,000         1,216,459
Daikin Industries Ltd.                                  23,100           589,923
Japan Tobacco, Inc.                                        610         1,985,108
Mitsui & Co., Ltd.                                      64,000           636,117
Mitsui Sumitomo Insurance Group Holdings, Inc.          48,300         1,483,900
Rakuten, Inc.                                            2,247         1,412,896
SMC Corp.                                                6,100           612,355
Yamada Denki Co., Ltd.                                  17,730         1,208,730
                                                                      ----------
                                                                      12,663,401
                                                                      ----------
MEXICO - 1.4%
America Movil SA de CV, Series L ADR                    51,600         1,599,084
                                                                      ----------

NETHERLANDS - 2.3%
Heineken Holding NV                                     67,073         1,902,922
James Hardie Industries NV CDI                         234,894           764,797
                                                                      ----------
                                                                       2,667,719
                                                                      ----------
NORWAY - 0.9%
Fred Olsen Energy ASA                                   40,709         1,069,744
                                                                      ----------

RUSSIA - 1.0%
Mobile TeleSystems ADR                                  44,100         1,176,588
                                                                      ----------

SINGAPORE - 2.7%
DBS Group Holdings Ltd.                                209,000         1,221,433
United Overseas Bank Ltd.                              212,000         1,901,121
                                                                      ----------
                                                                       3,122,554
                                                                      ----------
SOUTH KOREA - 4.1%
Samsung Electronics Co., Ltd.                            4,797         1,717,635
Shinsegae Co., Ltd.                                      3,620         1,385,288
SK Telecom Co., Ltd.                                     9,298         1,542,838
                                                                      ----------
                                                                       4,645,761
                                                                      ----------
SPAIN - 0.6%
Banco Santander SA (a)                                  69,820           655,109
                                                                      ----------

SWEDEN - 3.6%
Atlas Copco AB, B Shares                               292,104         2,197,812
Svenska Handelsbanken AB, A Shares                     116,831         1,861,507
                                                                      ----------
                                                                       4,059,319
                                                                      ----------
SWITZERLAND - 6.6%
Nestle SA                                               88,459         3,457,410
Swiss Life Holding                                       8,430           573,432
Swiss Re                                                14,136           668,052
Swisscom AG                                              6,362         2,029,313
UBS AG (a)                                              58,965           822,136
                                                                      ----------
                                                                       7,550,343
                                                                      ----------
TAIWAN - 2.9%
Hon Hai Precision Industry Co., Ltd. GDR Reg S         202,252           687,657
Taiwan Semiconductor Manufacturing Co., Ltd. ADR       324,661         2,564,822
                                                                      ----------
                                                                       3,252,479
                                                                      ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2008                      BAILLIE GIFFORD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

COMPANY                                                SHARES       U.S. $ VALUE
--------------------------------------------------------------------------------


UNITED KINGDOM - 13.9%
BG Group Plc.                                           94,060      $  1,294,197
BHP Billiton Plc.                                       94,007         1,748,952
British American Tobacco Plc.                           93,505         2,419,863
Capita Group Plc.                                      198,070         2,101,641
Legal & General Group Plc.                             564,000           622,765
Experian Plc.                                          181,879         1,129,665
Man Group Plc.                                         205,498           701,705
Rolls-Royce Group Plc., C Shares Entitlement (a)     5,359,582             7,706
Royal Dutch Shell Plc., B Shares                        60,566         1,502,980
Sage Group Plc. (The)                                  438,054         1,070,681
Smith & Nephew Plc.                                    150,000           945,680
Tesco Plc.                                             447,080         2,314,042
                                                                    ------------
                                                                      15,859,877
                                                                    ------------
TOTAL COMMON STOCKS
     (cost $126,164,160)                                             109,995,073
                                                                    ------------

RIGHTS (a) - 0.2%
SINGAPORE - 0.2%
DBS Group Holdings, Ltd.
     expiring on 1/20/09
     (cost $0)                                         104,500           217,595
                                                                    ------------

TOTAL INVESTMENTS - 96.8%
      (cost $126,164,160)                                            110,212,668
Other assets less liabilities - 3.2%                                   3,629,655
                                                                    ------------
NET ASSETS - 100.0%                                                 $113,842,323
                                                                    ============

(a) Non-income  producing security.
ADR - American  Depositary  Receipt.
CDI - Chess Depository Receipt.
GDR - Global Depositary Receipt.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts". In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requirers that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 - significant   unobservable   inputs  (including  the  Fund's  own
               assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's assets carried at fair value:

--------------------------------------------------------------------------------
                                                                 INVESTMENTS
                            VALUATION INPUTS                    IN SECURITIES
--------------------------------------------------------------------------------
LEVEL 1 - QUOTED PRICES                                        $ 109,995,073
--------------------------------------------------------------------------------
LEVEL 2 - OTHER SIGNIFICANT OBSERVABLE INPUTS                        217,595
--------------------------------------------------------------------------------
LEVEL 3 - SIGNIFICANT UNOBSERVABLE INPUTS                                --
--------------------------------------------------------------------------------
TOTAL                                                          $ 110,212,668
--------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008                                                  BAILLIE GIFFORD INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------

ASSETS
       Investments, at value (cost $126,164,160)                                              $ 110,212,668
       Cash                                                                                       2,819,339
       Foreign cash, at value (cost $835,588)                                                       817,998
       Dividends and interest receivable                                                            179,829
       Expense waiver due from Manager                                                               99,310
       Tax reclaims receivable                                                                       20,060
       Other assets                                                                                   1,335
                                                                                     -----------------------

       Total Assets                                                                             114,150,539
                                                                                     -----------------------

LIABILITIES
       Servicing fee payable                                                                        121,757
       Management fee payable                                                                       101,978
       Accrued expenses                                                                              84,481
                                                                                     -----------------------

       Total Liabilities                                                                            308,216
                                                                                     -----------------------

NET ASSETS                                                                                    $ 113,842,323
                                                                                     =======================


COMPOSITION OF NET ASSETS
       Paid-in capital                                                                        $ 139,381,775
       Distributions in excess of net investment income                                            (931,513)
       Net realized loss on investments and foreign currency transactions                        (8,636,415)
       Net unrealized depreciation in value of investments and foreign currencies               (15,971,524)
                                                                                     -----------------------
                                                                                              $ 113,842,323
                                                                                     =======================


NET ASSET VALUE, PER SHARE

       CLASS 1 ($63,085,931 / 10,399,627  shares outstanding),
            unlimited authorized, no par value                                                       $ 6.07
                                                                                     =======================
            Maximum Purchase Price Per Share (Note E)                                                $ 6.08
                                                                                     =======================
            Minimum Redemption Price Per Share (Note E)                                              $ 6.06
                                                                                     =======================


       CLASS 2 ($50,756,392 / 8,358,547  shares outstanding),
            unlimited authorized, no par value                                                       $ 6.07
                                                                                     =======================
            Maximum Purchase Price Per Share (Note E)                                                $ 6.08
                                                                                     =======================
            Minimum Redemption Price Per Share (Note E)                                              $ 6.06
                                                                                     =======================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE PERIOD FEBRUARY 7, 2008* THROUGH DECEMBER 31, 2008               BAILLIE GIFFORD INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
       Dividends (net of foreign withholding taxes of $124,679)                                        $ 1,296,750
       Interest                                                                                              3,658
                                                                                           ------------------------
          TOTAL INVESTMENT INCOME                                                                        1,300,408
                                                                                           ------------------------

EXPENSES
       Management fee (Note B)                                                                             153,611
       Shareholder Servicing fees -  Class 1 Shares (Note B)                                                74,415
       Shareholder Servicing fees -  Class 2 Shares (Note B)                                                93,601
       Fund Accounting                                                                                      71,508
       Legal                                                                                                48,428
       Custody                                                                                              19,488
       Trustees' fees                                                                                       11,368
       Professional fees                                                                                    10,641
       Transfer Agency                                                                                       9,323
       Insurance                                                                                             3,856
       Miscellaneous                                                                                         1,503
                                                                                           ------------------------
       TOTAL EXPENSES                                                                                      497,742
                                                                                           ------------------------
                Expenses waiver                                                                            (99,310)
                                                                                           ------------------------
       NET EXPENSES                                                                                        398,432
                                                                                           ------------------------
          NET INVESTMENT INCOME                                                                            901,976
                                                                                           ------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
       Net realized loss from:
            Investments                                                                                 (8,636,415)
            Foreign currency transactions                                                                 (321,918)
                                                                                           ------------------------
                                                                                                        (8,958,333)
                                                                                           ------------------------
       Net unrealized depreciation on:
            Investments                                                                                (15,951,492)
            Translation of assets and liabilities in foreign currencies                                    (20,032)
                                                                                           ------------------------
                                                                                                       (15,971,524)
                                                                                           ------------------------

       Net realized and unrealized loss on investments and foreign currency transactions               (24,929,857)
                                                                                           ------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                                                           $ (24,027,881)
                                                                                           ========================

* Commencement of investment operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS                                 BAILLIE GIFFORD INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------------------------


                                                                                        FOR THE PERIOD
                                                                                       FEBRUARY 7, 2008*
                                                                                            THROUGH
                                                                                       DECEMBER 31, 2008
                                                                                   --------------------------
DECREASE IN NET ASSETS FROM OPERATIONS
       Net investment income                                                                   $     901,976
       Net realized loss from investments and foreign currency transactions                       (8,958,333)
       Net unrealized depreciation on investments
           and translation of assets and liabilities in foreign currencies                       (15,971,524)
                                                                                   --------------------------
       Net decrease in net assets from operations                                                (24,027,881)
                                                                                   --------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
       Net investment income:
            Class 1                                                                                 (856,739)
            Class 2                                                                                 (654,832)
                                                                                   --------------------------

       TOTAL DIVIDENDS                                                                            (1,511,571)
                                                                                   --------------------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
       Net proceeds from shares subscribed:
            Class 1                                                                               72,724,464
            Class 2                                                                               64,950,000
       Purchase premiums:
            Class 1                                                                                  106,442
            Class 2                                                                                   89,298
       Dividends and distributions reinvested:
            Class 1                                                                                  856,739
            Class 2                                                                                  654,832
                                                                                   --------------------------
       INCREASE IN NET ASSETS FROM TRANSACTIONS IN SHARES OF
            BENEFICIAL INTEREST                                                                  139,381,775
                                                                                   --------------------------

       TOTAL INCREASE IN NET ASSETS                                                              113,842,323

NET ASSETS
       Beginning of period                                                                                 -
       End of period (including distributions in excess of net investment          --------------------------
         income of $931,513)                                                                   $ 113,842,323
                                                                                   ==========================


* Commencement of investment operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                            BAILLIE GIFFORD INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------

SELECTED DATA FOR A CLASS 1 SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                                                                   FOR THE PERIOD
                                                                                   JULY 1, 2008(a)
                                                                                      THROUGH
                                                                                 DECEMBER 31, 2008
                                                                            -----------------------------
Net asset value, beginning of period                                                   $10.52
                                                                            -----------------------------

FROM INVESTMENT OPERATIONS
--------------------------
Net investment income(b)                                                                0.03
Net realized and unrealized loss
     on investments and foreign
     currency transactions                                                             -4.42
                                                                            -----------------------------
Net decrease in net asset
     value from investment operations                                                  -4.39
                                                                            -----------------------------

DIVIDENDS TO SHAREHOLDERS
-------------------------
Dividends from net investment income                                                   -0.08
                                                                            -----------------------------

PROCEEDS FROM PURCHASE PREMIUMS
-------------------------------                                                         0.02
                                                                            -----------------------------

Net asset value, end of period                                                         $6.07
                                                                            =============================

TOTAL RETURN
------------
Total investment return based on net asset value(c)                                   -41.51%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets, end of period (000's omitted)                                             $63,086
Ratio of net expenses to average net assets, after waiver(d)                           0.90%*
Ratio of net expenses to average net assets, before waiver(d)                          1.05%*
Ratio of net investment income to average net assets                                   1.14%*
Portfolio turnover rate                                                                 71%


*   Annualized.
(a) Commencement of investment operations.
(b) Calculated based upon average shares outstanding during the period.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.
(d) Baillie Gifford Overseas Limited (the "Manager") has contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund's total annual operating expenses excluding interest, taxes and extraordinary expenses) exceed 0.90% for Class 1 Shares.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

      FINANCIAL HIGHLIGHTS                                              BAILLIE GIFFORD INTERNATIONAL EQUITY FUND
      ------------------------------------------------------------------------------------------------------------


      SELECTED DATA FOR A CLASS 2 SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                                                                            FOR THE PERIOD
                                                                                         FEBRUARY 7, 2008(a)
                                                                                               THROUGH
                                                                                          DECEMBER 31, 2008
                                                                                     -----------------------------
      Net asset value, beginning of period                                                      $10.00
                                                                                     -----------------------------

      FROM INVESTMENT OPERATIONS
      --------------------------
      Net investment income(b)                                                                   0.16
      Net realized and unrealized loss
           on investments and foreign
           currency transactions                                                                -4.03
                                                                                     -----------------------------
      Net decrease in net asset
           value from investment operations                                                     -3.87
                                                                                     -----------------------------

      DIVIDENDS TO SHAREHOLDERS
      -------------------------
      Dividends from net investment income                                                      -0.08
                                                                                     -----------------------------

      PROCEEDS FROM PURCHASE PREMIUMS                                                            0.02
      -------------------------------                                                -----------------------------

      Net asset value, end of period                                                            $6.07
                                                                                     =============================

      TOTAL RETURN
      ------------
      Total investment return based on net asset value(c)                                      -38.51%

      RATIOS/SUPPLEMENTAL DATA
      ------------------------
      Net assets, end of period (000's omitted)                                                $50,756
      Ratio of net expenses to average net assets, after waiver(d)                              0.72%*
      Ratio of net expenses to average net assets, before waiver(d)                             0.94%*
      Ratio of net investment income to average net assets                                      1.84%*
      Portfolio turnover rate                                                                    71%


*     Annualized.
(a)   Commencement of investment operations.
(b)   Calculated based upon average shares outstanding during the period.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.
(d) Baillie Gifford Overseas Limited (the "Manager") has contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund's total annual operating expenses excluding interest, taxes and extraordinary expenses) exceed 0.72% for Class 2 Shares.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INDUSTRY DIVERSIFICATION TABLE

DECEMBER 31, 2008 (UNAUDITED)                          BAILLIE GIFFORD EAFE FUND
--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                               U.S. $ VALUE          NET ASSETS
                                               ------------          ----------
Aerospace/Defense                              $  7,887,919             2.5 %
Apparel                                          10,443,477             3.4
Auto Manufacturers                                9,944,334             3.2
Banks                                            28,330,597             9.1
Beverages, Food & Tobacco                        25,820,556             8.3
Biotechnology                                     1,487,724             0.5
Building Materials                                5,676,844             1.8
Chemicals                                         4,599,776             1.5
Commercial Services                               9,683,559             3.1
Cosmetics/Personal Care                           7,400,323             2.4
Distribution/Wholesale                            1,295,409             0.4
Diversified Financial Services                   23,086,819             7.4
Electronics & Electrical Equipment                7,568,480             2.4
Energy - Alternate Sources                       12,839,644             4.1
Engineering & Machinery                          18,370,868             5.9
Healthcare - Products                             9,612,494             3.1
Insurance                                         9,095,229             2.9
Internet                                          4,852,503             1.6
Investment Companies                                203,179             0.1
Mining & Metals                                  10,934,498             3.5
Office/Business Equipment                         7,324,534             2.3
Oil & Gas                                        26,550,165             8.5
Pharmaceuticals                                   8,611,424             2.8
Retail - General                                 18,061,366             5.8
Semiconductors                                    3,835,300             1.2
Software                                         10,530,662             3.4
Telecommunication Services                       12,018,545             3.9
Toys/Games/Hobbies                                7,036,680             2.3
                                               -------------          -----
Total Value of Investments                      303,102,908            97.4 %
Other assets less liabilities                     7,962,723             2.6
                                               -------------          -----
Net Assets                                     $311,065,631           100.0 %
                                               =============          =====


PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008                                                              BAILLIE GIFFORD EAFE FUND
--------------------------------------------------------------------------------------------------------

COMPANY                                                      SHARES                  U.S. $ VALUE
--------------------------------------------------------------------------------------------------------

COMMON STOCKS - 95.6%
AUSTRALIA - 6.2%
Brambles Ltd.                                               809,882                         $ 4,189,700
Foster's Group Ltd.                                         403,200                           1,546,110
Woodside Petroleum Ltd.                                     184,786                           4,728,163
Woolworths Ltd.                                             478,120                           8,890,316
                                                                               -------------------------
                                                                                             19,354,289
                                                                               -------------------------
BRAZIL - 5.9%
Banco Itau Holding Financeira SA ADR                        368,900                           4,279,240
Companhia Vale do Rio Doce ADR                              301,900                           3,215,235
Petroleo Brasileiro SA ADR                                  534,100                          10,900,981
                                                                               -------------------------
                                                                                             18,395,456
                                                                               -------------------------
CHINA - 6.9%
Baidu.com, Inc. ADR (a)                                      12,700                           1,658,239
China Mobile Ltd.                                           638,000                           6,404,531
China Unicom (Hong Kong) Ltd.                             2,318,000                           2,781,528
CNOOC Ltd.                                                2,750,000                           2,568,966
Esprit Holdings Ltd.                                        468,400                           2,653,191
Hong Kong Exchanges & Clearing Ltd.                         417,400                           3,963,851
Li & Fung Ltd.                                              756,000                           1,295,409
                                                                               -------------------------
                                                                                             21,325,715
                                                                               -------------------------
DENMARK - 3.8%
Novo Nordisk AS, B Shares (a)                                74,016                           3,745,966
Novozymes AS, B Shares                                       19,058                           1,487,724
Vestas Wind Systems AS (a)                                  118,679                           6,726,691
                                                                               -------------------------
                                                                                             11,960,381
                                                                               -------------------------
FRANCE - 6.0%
Essilor International SA                                    205,994                           9,612,494
L'Oreal SA                                                   63,308                           5,482,477
PPR                                                          53,700                           3,478,487
                                                                               -------------------------
                                                                                             18,573,458
                                                                               -------------------------
GERMANY - 7.4%
Adidas AG                                                   119,413                           4,496,668
Celesio AG                                                  127,090                           3,409,564
Q-Cells AG (a)                                              174,510                           6,112,953
SAP AG                                                      256,956                           8,945,610
                                                                               -------------------------
                                                                                             22,964,795
                                                                               -------------------------
ISRAEL - 0.5%
Teva Pharmaceutical Industries Ltd. ADR                      34,200                           1,455,894
                                                                               -------------------------

ITALY - 1.6%
Intesa Sanpaolo                                           1,439,922                           5,078,965
                                                                               -------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2008                                                                   BAILLIE GIFFORD EAFE FUND
----------------------------------------------------------------------------------------------------------------

COMPANY                                                              SHARES                  U.S. $ VALUE
----------------------------------------------------------------------------------------------------------------

JAPAN - 15.5%
Canon, Inc.                                                         239,700                         $ 7,324,534
Hoya Corp.                                                          183,000                           3,110,899
Japan Tobacco, Inc.                                                     983                           3,198,952
Kyocera Corp.                                                        20,600                           1,449,840
Mitsui Sumitomo Insurance Group Holdings, Inc.                      242,100                           7,437,932
Nintendo Co., Ltd.                                                   18,900                           7,036,680
Rakuten, Inc.                                                         5,080                           3,194,264
SMC Corp.                                                            62,700                           6,294,208
Toyota Motor Corp.                                                  130,300                           4,175,637
Trend Micro, Inc.                                                    46,500                           1,585,052
Yamada Denki Co., Ltd.                                               51,840                           3,534,156
                                                                                       -------------------------
                                                                                                     48,342,154
                                                                                       -------------------------
LUXEMBOURG - 0.7%
Oriflame Cosmetics SA                                                67,256                           1,917,846
Reinet Investments SCA (a)                                           20,881                             203,179
                                                                                       -------------------------
                                                                                                      2,121,025
                                                                                       -------------------------
MEXICO - 1.4%
America Movil SA de CV, Series L ADR                                 91,400                           2,832,486
Wal-Mart de Mexico SA de CV, Series V                               557,600                           1,489,779
                                                                                       -------------------------
                                                                                                      4,322,265
                                                                                       -------------------------
NETHERLANDS - 2.3%
Heineken Holding NV                                                 161,983                           4,595,604
James Hardie Industries NV CDI                                      765,851                           2,493,552
                                                                                       -------------------------
                                                                                                      7,089,156
                                                                                       -------------------------
RUSSIA - 1.4%
Gazprom ADR Reg S (a)                                               303,150                           4,319,887
                                                                                       -------------------------

SINGAPORE - 0.7%
Singapore Exchange Ltd.                                             571,000                           2,013,312
                                                                                       -------------------------

SOUTH AFRICA - 0.6%
Impala Platinum Holdings Ltd.                                       119,200                           1,740,617
                                                                                       -------------------------

SOUTH KOREA - 2.0%
Samsung Electronics Co., Ltd.                                         8,400                           3,007,741
Samsung Fire & Marine Insurance Co., Ltd.                            11,074                           1,657,297
Shinsegae Co., Ltd.                                                   4,370                           1,672,296
                                                                                       -------------------------
                                                                                                     6,337,334
                                                                                       -------------------------
SPAIN - 2.5%
Banco Santander SA                                                  493,175                          4,627,378
Industria de Diseno Textil SA                                        75,628                          3,293,618
                                                                                       -------------------------
                                                                                                     7,920,996
                                                                                       -------------------------
SWEDEN - 4.6
Atlas Copco AB, A Shares (a)                                        914,814                           7,721,829
Sandvik AB (a)                                                      702,812                           4,354,831
Svenska Handelsbanken AB, A Shares (a)                              137,366                           2,188,698
                                                                                       -------------------------
                                                                                                     14,265,358
                                                                                       -------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2008                                                       BAILLIE GIFFORD EAFE FUND
--------------------------------------------------------------------------------------------------------

COMPANY                                                      SHARES                  U.S. $ VALUE
--------------------------------------------------------------------------------------------------------

SWITZERLAND - 6.8%
Adecco SA                                                    46,012                         $ 1,546,774
Compagnie Financiere Richemont SA (a)                       187,349                           3,569,726
Geberit AG                                                   29,957                           3,183,292
Syngenta AG                                                  24,430                           4,599,776
UBS AG (a)                                                  589,505                           8,219,340
                                                                               -------------------------
                                                                                             21,118,908
                                                                               -------------------------
TAIWAN - 1.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR            485,481                           3,835,300
                                                                               -------------------------

TURKEY - 0.5%
Turkiye Garanti Bankasi AS                                  961,600                           1,619,799
                                                                               -------------------------

UNITED KINGDOM - 17.1%
BG Group Plc.                                               293,051                           4,032,168
BHP Billiton Plc.                                           321,355                           5,978,646
Britsh American Tobacco Plc.                                331,659                           8,583,172
Bunzl Plc.                                                  224,459                           1,904,025
Capita Group Plc.                                           192,549                           2,043,060
Lloyds TSB Group Plc.                                     1,490,000                           2,699,232
Meggitt Plc.                                              1,420,039                           3,261,555
Rolls-Royce Group Plc.                                      949,201                           4,578,616
Rolls-Royce Group Plc., C Shares Entitlement (a)         33,210,377                              47,748
Signet Jewelers Ltd.                                        175,100                           1,460,151
Standard Chartered Plc.                                     622,980                           7,837,285
Tesco Plc.                                                1,525,670                           7,896,718
William Morrison Supermarkets Plc.                          709,000                           2,856,771
                                                                               -------------------------
                                                                                             53,179,147
                                                                               -------------------------
TOTAL COMMON STOCKS
     (cost $366,536,835)                                                                    297,334,211
                                                                               -------------------------

PREFERRED STOCKS - 1.8%
GERMANY - 1.8%
Porsche Automobil Holding SE
     (cost $8,674,500)                                       74,386                           5,768,697
                                                                               -------------------------

TOTAL INVESTMENTS - 97.4%
      (cost $375,211,335)                                                                   303,102,908
Other assets less liabilities - 2.6%                                                          7,962,723
                                                                               -------------------------
NET ASSETS - 100.0%                                                                       $ 311,065,631
                                                                               =========================


(a) Non-income producing security.
ADR - American Depositary Receipt.
CDI - Chess Depository Interest.
GDR - Global Depositary Receipt.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2008                                      BAILLIE GIFFORD EAFE FUND
--------------------------------------------------------------------------------

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts". In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requirers that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's assets carried at fair value:



------------------------------------------------------------------------------
                                                          INVESTMENTS
                            VALUATION INPUTS             IN SECURITIES
------------------------------------------------------------------------------

LEVEL 1 - QUOTED PRICES                                   $ 303,102,908
------------------------------------------------------------------------------
LEVEL 2 - OTHER SIGNIFICANT OBSERVABLE INPUTS                         -
------------------------------------------------------------------------------
LEVEL 3 - SIGNIFICANT UNOBSERVABLE INPUTS                             -
------------------------------------------------------------------------------
TOTAL                                                     $ 303,102,908
------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008                                                                      BAILLIE GIFFORD EAFE FUND
-----------------------------------------------------------------------------------------------------------------

ASSETS
       Investments, at value (cost $375,211,335)                                                   $ 303,102,908
       Cash                                                                                            7,919,618
       Dividends and interest receivable                                                                 581,706
       Tax reclaims receivable                                                                            81,728
                                                                                          -----------------------

       Total Assets                                                                                  311,685,960
                                                                                          -----------------------

LIABILITIES
       Servicing fee payable                                                                             216,593
       Management fee payable                                                                            211,132
       Accrued expenses                                                                                  192,604
                                                                                          -----------------------

       Total Liabilities                                                                                 620,329
                                                                                          -----------------------

NET ASSETS                                                                                         $ 311,065,631
                                                                                          =======================


COMPOSITION OF NET ASSETS
       Paid-in capital                                                                             $ 406,854,516
       Distributions in excess of net investment income                                               (1,210,215)
       Net realized loss on investments and foreign currency transactions                            (22,454,163)
       Net unrealized depreciation in value of investments and foreign currencies                    (72,124,507)
                                                                                          -----------------------
                                                                                                   $ 311,065,631
                                                                                          =======================


NET ASSET VALUE, PER SHARE

       CLASS 2 ($86,508,427 / 14,775,442 shares outstanding),
            unlimited authorized, no par value                                                            $ 5.85
                                                                                          =======================
            Maximum Purchase Price Per Share (Note E)                                                     $ 5.86
                                                                                          =======================
            Minimum Redemption Price Per Share (Note E)                                                   $ 5.84
                                                                                          =======================

       CLASS 3 ($224,557,204 / 38,309,540  shares outstanding),
            unlimited authorized, no par value                                                            $ 5.86
                                                                                          =======================
            Maximum Purchase Price Per Share (Note E)                                                     $ 5.87
                                                                                          =======================
            Minimum Redemption Price Per Share (Note E)                                                   $ 5.85
                                                                                          =======================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE PERIOD MARCH 6, 2008* THROUGH DECEMBER 31, 2008                                        BAILLIE GIFFORD EAFE FUND
-------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
       Dividends (net of foreign withholding taxes of $420,560)                                              $ 3,434,816
       Interest                                                                                                   58,779
                                                                                                 ------------------------
          TOTAL INVESTMENT INCOME                                                                              3,493,595
                                                                                                 ------------------------

EXPENSES
       Management fee (Note B)                                                                                   347,056
       Shareholder Servicing fees - Class 2 Shares (Note B)                                                      135,037
       Shareholder Servicing fees - Class 3 Shares (Note B)                                                      178,435
       Legal                                                                                                     108,104
       Fund Accounting                                                                                           103,976
       Professional fees                                                                                          31,160
       Custody                                                                                                    23,003
       Transfer Agency                                                                                            14,200
       Trustees' fees                                                                                             12,117
       Insurance                                                                                                  12,978
       Miscellaneous                                                                                               4,539
                                                                                                 ------------------------
       TOTAL EXPENSES                                                                                            970,605
                                                                                                 ------------------------

          NET INVESTMENT INCOME                                                                                2,522,990
                                                                                                 ------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
       Net realized gain (loss) from:
            Investments                                                                                      (22,454,163)
            Foreign currency transactions                                                                        161,311
                                                                                                 ------------------------
                                                                                                             (22,292,852)
                                                                                                 ------------------------
       Net unrealized depreciation on:
            Investments                                                                                      (72,108,427)
            Translation of assets and liabilities in foreign currencies                                          (16,080)
                                                                                                 ------------------------
                                                                                                             (72,124,507)
                                                                                                 ------------------------

       Net realized and unrealized loss on investments and foreign currency transactions                     (94,417,359)
                                                                                                 ------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                                                                 $ (91,894,369)
                                                                                                 ========================

* Commencement of investment operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS                                                         BAILLIE GIFFORD EAFE FUND
---------------------------------------------------------------------------------------------------------------------


                                                                                               FOR THE PERIOD
                                                                                               MARCH 6, 2008*
                                                                                                   THROUGH
                                                                                              DECEMBER 31, 2008
                                                                                         ----------------------------

DECREASE IN NET ASSETS FROM OPERATIONS
       Net investment income                                                                             $ 2,522,990
       Net realized loss from investments and foreign currency transactions                              (22,292,852)
       Net unrealized depreciation on investments
           and translation of assets and liabilities in foreign currencies                               (72,124,507)
                                                                                         ----------------------------
       Net decrease in net assets from operations                                                        (91,894,369)
                                                                                         ----------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
       Net investment income:
            Class 2                                                                                       (1,037,021)
            Class 3                                                                                       (2,857,495)
                                                                                         ----------------------------

       TOTAL DIVIDENDS                                                                                    (3,894,516)
                                                                                         ----------------------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
       Net proceeds from shares subscribed:
            Class 2                                                                                      112,803,880
            Class 3                                                                                      289,420,000
       Purchase premiums:
            Class 2                                                                                          192,533
            Class 3                                                                                          543,587
       Dividends and distributions reinvested:
            Class 2                                                                                        1,037,021
            Class 3                                                                                        2,857,495
                                                                                         ----------------------------
       INCREASE IN NET ASSETS FROM TRANSACTIONS IN SHARES OF
            BENEFICIAL INTEREST                                                                          406,854,516
                                                                                         ----------------------------

       TOTAL INCREASE IN NET ASSETS                                                                      311,065,631

NET ASSETS
       Beginning of period                                                                                         -
       End of period (including distributions in excess of net investment                ----------------------------
         income of $1,210,215)                                                                         $ 311,065,631
                                                                                         ============================

* Commencement of investment operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


       FINANCIAL HIGHLIGHTS                                                       BAILLIE GIFFORD EAFE FUND
       -----------------------------------------------------------------------------------------------------

       SELECTED DATA FOR A CLASS 2 SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                                                                     FOR THE PERIOD
                                                                                    MARCH 6, 2008(a)
                                                                                         THROUGH
                                                                                    DECEMBER 31, 2008
                                                                              ------------------------------

       Net asset value, beginning of period                                              $10.00
                                                                              ------------------------------

       FROM INVESTMENT OPERATIONS
       --------------------------
       Net investment income(b)                                                            0.10
       Net realized and unrealized loss
            on investments and foreign
            currency transactions                                                         -4.20
                                                                              ------------------------------
       Net decrease in net asset value
           from investment operations                                                     -4.10
                                                                              ------------------------------

       DIVIDENDS TO SHAREHOLDERS
       -------------------------
       Dividends from net investment income                                               -0.07
                                                                              ------------------------------

       PROCEEDS FROM PURCHASE PREMIUMS                                                     0.02
       -------------------------------                                        ------------------------------

       Net asset value, end of period                                                     $5.85
                                                                              ==============================

       TOTAL RETURN
       ------------
       Total investment return based on net asset value(c)                               -40.79%

       RATIOS/SUPPLEMENTAL DATA
       ------------------------
       Net assets, end of period (000's omitted)                                         $86,508
       Ratio of net expenses to average net assets(d)                                    0.75%*
       Ratio of net investment income to average net assets                              1.75%*
       Portfolio turnover rate                                                             16%


*      Annualized.
(a)    Commencement of investment operations.
(b)    Calculated based upon average shares outstanding during the period.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.
(d) The Manager has contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.80% for Class 2 Shares.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


       FINANCIAL HIGHLIGHTS                                                            BAILLIE GIFFORD EAFE FUND
       ----------------------------------------------------------------------------------------------------------

       SELECTED DATA FOR A CLASS 3 SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                                                                           FOR THE PERIOD
                                                                                         APRIL 28, 2008(a)
                                                                                              THROUGH
                                                                                         DECEMBER 31, 2008
                                                                                    -----------------------------
       Net asset value, beginning of period                                                    $10.67
                                                                                    -----------------------------

       FROM INVESTMENT OPERATIONS
       --------------------------
       Net investment income(b)                                                                 0.09
       Net realized and unrealized loss
            on investments and foreign
            currency transactions                                                              -4.85
                                                                                    -----------------------------
       Net decrease in net asset value
           from investment operations                                                          -4.76
                                                                                    -----------------------------

       DIVIDENDS TO SHAREHOLDERS
       -------------------------
       Dividends from net investment income                                                    -0.08
                                                                                    -----------------------------

       PROCEEDS FROM PURCHASES PREMIUMS                                                         0.03
       --------------------------------                                             -----------------------------

       Net asset value, end of period                                                          $5.86
                                                                                    =============================

       TOTAL RETURN
       ------------
       Total investment return based on net asset value(c)                                    -44.37%

       RATIOS/SUPPLEMENTAL DATA
       ------------------------
       Net assets, end of period (000's omitted)                                              $224,557
       Ratio of net expenses to average net assets(d)                                          0.67%*
       Ratio of net investment income to average net assets                                    1.85%*
       Portfolio turnover rate                                                                  16%


*      Annualized.
(a)    Commencement of investment operations.
(b)    Calculated based upon average shares outstanding during the period.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.
(d) The Manager has contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.73% for Class 3 Shares.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INDUSTRY DIVERSIFICATION TABLE

DECEMBER 31, 2008 (UNAUDITED)              BAILLIE GIFFORD EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                               U.S. $ VALUE         NET ASSETS
                                               ------------         ----------
Airport Development & Maintenance              $    738,830             0.6 %
Banks                                            20,075,513            15.3
Beverages, Food & Tobacco                           581,451             0.4
Chemicals                                         1,295,501             1.0
Computers                                         1,796,529             1.4
Construction & Building Materials                 2,683,746             2.0
Diversified Financial Services                    4,026,074             3.1
Diversified Industrials                           1,991,568             1.5
Electronic & Electrical Equipment                16,927,495            12.9
Energy - Alternate Sources                        1,324,780             1.0
Insurance                                         5,874,593             4.5
Internet                                          1,292,643             1.0
Media & Photography                               3,346,579             2.6
Mining & Metals                                   7,688,464             5.9
Motorcycles                                         666,409             0.5
Oil & Gas                                        19,340,490            14.8
Retailers - General                              14,539,435            11.1
Telecommunication Services                       20,547,054            15.7
Transportation                                    2,372,198             1.8
                                               -------------          -----
Total Value of Investments                      127,109,352            97.1 %
Other assets less liabilities                     3,774,753             2.9
                                               -------------          -----
Net Assets                                     $130,884,105           100.0 %
                                               =============          =====


PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008                                                                   BAILLIE GIFFORD EMERGING MARKETS FUND
----------------------------------------------------------------------------------------------------------------------------

COMPANY                                                                           SHARES                 U.S. $ VALUE
----------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 93.5%
BRAZIL - 7.4%
All America Latina Logistica                                                     203,000                          $ 870,497
B2W Companhia Global do Varejo                                                    53,200                            542,950
Companhia de Concessoes Rodoviarias                                              148,200                          1,501,701
Companhia Vale do Rio Doce ADR                                                    77,500                            938,525
Lojas Renner SA                                                                  153,400                          1,030,780
OGX Petroleo e Gas Participacoes SA (a)                                            4,400                            992,472
Petroleo Brasileiro SA ADR                                                       157,300                          3,852,277
                                                                                                    ------------------------
                                                                                                                  9,729,202
                                                                                                    ------------------------
CHINA - 20.7%
Baidu, Inc. ADR (a)                                                                9,900                          1,292,643
Beijing Capital International Airport Co., Ltd., Class H                       1,472,000                            738,830
BYD Co., Ltd., Class H                                                         1,429,500                          2,342,475
China Construction Bank Corp., Class H                                         4,249,000                          2,330,037
China Insurance International Holdings Co., Ltd.                                 940,000                          1,445,743
China Merchants Bank Co., Ltd., Class H                                        1,030,000                          1,908,441
China Mobile Ltd.                                                                485,500                          4,873,668
China National Building Material Co., Ltd., Class H                            1,024,000                          1,230,090
China Resources Enterprise Ltd.                                                1,068,000                          1,863,095
China Shenhua Energy Co., Ltd., Class H                                          727,000                          1,538,386
China Unicom (Hong Kong) Ltd.                                                  2,406,000                          2,887,125
CNPC Hong Kong Ltd.                                                            4,130,000                          1,284,264
GOME Electrical Appliances Holdings Ltd.                                       9,779,000                          1,413,187
Li Ning Co., Ltd.                                                                556,000                            868,055
Parkson Retail Group Ltd.                                                        920,000                          1,044,618
                                                                                                    ------------------------
                                                                                                                 27,060,657
                                                                                                    ------------------------
COLOMBIA - 1.1%
Bancolombia SA ADR                                                                61,400                          1,433,690
                                                                                                    ------------------------

CZECH REPUBLIC - 1.5%
Telefonica 02 Czech Republic AS                                                   29,300                            643,433
CEZ AS                                                                            32,600                          1,324,780
                                                                                                    ------------------------
                                                                                                                  1,968,213
                                                                                                    ------------------------
EGYPT - 0.5%
Egyptian Financial Group - Hermes Holding                                        205,400                            649,603
                                                                                                    ------------------------

INDIA - 3.8%
ACC Ltd.                                                                         147,500                          1,453,656
Bharat Heavy Electricals Ltd.                                                     25,100                            701,996
Hero Honda Motors Ltd.                                                            40,400                            666,409
Idea Cellular Ltd. (a)                                                           821,200                            887,442
Reliance Industries Ltd. GDR                                                      51,200                          1,295,501
                                                                                                    ------------------------
                                                                                                                  5,005,004
                                                                                                    ------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2008                                                         BAILLIE GIFFORD EMERGING MARKETS FUND
-----------------------------------------------------------------------------------------------------------------

COMPANY                                                                SHARES                 U.S. $ VALUE
-----------------------------------------------------------------------------------------------------------------

INDONESIA - 5.5%
PT Bank Mandiri                                                     9,343,000                        $ 1,735,741
PT Bank Rakyat Indonesia                                            4,013,000                          1,684,355
PT Indosat Tbk                                                      3,620,000                          1,909,633
PT Telekomunikasi Indonesia Tbk                                     2,832,000                          1,792,734
                                                                                         ------------------------
                                                                                                       7,122,463
                                                                                         ------------------------
IRELAND - 0.2%
Kenmare Resources Plc. (a)                                          1,847,161                            201,838
                                                                                         ------------------------

MALAYSIA - 0.7%
Public Bank Berhad                                                    375,700                            950,108
                                                                                         ------------------------

MEXICO - 5.6%
America Movil SA de CV, Series L ADR                                  142,800                          4,425,372
Grupo Financiero Banorte SA de CV, Class O                            582,700                          1,051,919
Wal-Mart de Mexico SA de CV, Series V                                 713,180                          1,905,453
                                                                                         ------------------------
                                                                                                       7,382,744
                                                                                         ------------------------
RUSSIA - 6.1%
Evraz Group SA GDR Reg S                                               27,500                            236,500
Gazprom ADR Reg S                                                     294,900                          4,202,325
Mining and Metallurgical Co., Norilsk Nickel ADR                       45,519                            286,770
Mobile TeleSystems ADR                                                 48,200                          1,285,976
Novatek GDR Reg S                                                      20,000                            383,000
Vimpel-Communications ADR                                              69,500                            497,620
Wimm-Bill-Dann Foods ADR (a)                                           22,100                            581,451
X5 Retail Group NV GDR (a)                                             54,500                            468,700
                                                                                         ------------------------
                                                                                                       7,942,342
                                                                                         ------------------------
SOUTH AFRICA - 6.7%
FirstRand Ltd.                                                        823,300                          1,434,653
GEM Diamonds Ltd. (a)                                                 133,200                            489,783
Impala Platinum Holdings Ltd.                                         103,200                          1,506,977
Lonmin PLC                                                             65,700                            860,532
Massmart Holdings Ltd.                                                127,756                          1,168,529
Naspers Ltd., Class N                                                 186,100                          3,346,579
                                                                                         ------------------------
                                                                                                       8,807,053
                                                                                         ------------------------
SOUTH KOREA - 12.8%
Cheil Industries, Inc.                                                 62,400                          1,991,568
NHN Corp. (a)                                                           6,700                            691,517
POSCO                                                                   5,400                          1,629,153
Samsung Electronics Co., Ltd.                                          14,900                          5,335,159
Samsung Fire & Marine Insurance Co., Ltd.                              21,000                          3,142,789
SK Telecom Co., Ltd.                                                    8,100                          1,344,051
Shinsegae Co., Ltd.                                                     6,850                          2,621,333
                                                                                         ------------------------
                                                                                                      16,755,570
                                                                                         ------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2008                                                              BAILLIE GIFFORD EMERGING MARKETS FUND
---------------------------------------------------------------------------------------------------------------------

COMPANY                                                                    SHARES                 U.S. $ VALUE
---------------------------------------------------------------------------------------------------------------------

TAIWAN - 9.6%
China Life Insurance Co., Ltd. (a)                                      3,531,880                        $ 1,286,061
Far Eastern Department Stores Ltd.                                      2,845,524                          1,612,735
Hon Hai Precision Industry Co., Ltd. GDR Reg S                          1,561,467                          3,054,610
HTC Corp.                                                                 110,900                          1,105,012
MediaTek, Inc.                                                             89,000                            597,980
Taiwan Semiconductor Manufacturing Co., Ltd. ADR                        3,618,314                          4,895,275
                                                                                             ------------------------
                                                                                                          12,551,673
                                                                                             ------------------------
THAILAND - 0.8%
Bank of Ayudhya PCL NVDR                                                3,996,100                          1,068,537
                                                                                             ------------------------

TURKEY - 3.0%
Turkiye Garanti Bankasi AS (a)                                          1,380,526                          2,325,473
Turkiye Is Bankasi, Class C                                               605,000                          1,607,062
                                                                                             ------------------------
                                                                                                           3,932,535
                                                                                             ------------------------
TURKMENISTAN - 1.3%
Dragon Oil Plc. (a)                                                       744,645                          1,707,629
                                                                                             ------------------------

UNITED KINGDOM - 5.9%
Imperial Energy Corp. Plc. (a)                                            360,820                          6,469,051
International Personal Finance                                            625,000                          1,249,046
                                                                                             ------------------------
                                                                                                           7,718,097
                                                                                             ------------------------
VIETNAM - 0.3%
Vietnam Resource Investments Holdings Ltd. (a)                             81,700                            449,350
                                                                                             ------------------------

TOTAL COMMON STOCKS
     (cost $163,001,169)                                                                                 122,436,308
                                                                                             ------------------------

PREFERRED STOCKS - 3.6%
BRAZIL -- 3.6%
Banco Bradesco SA                                                         195,716                          1,895,894
Itausa - Investimentos Itau SA                                            808,493                          2,777,028
                                                                                             ------------------------

TOTAL PREFERRED STOCKS
     (cost $5,660,697)                                                                                     4,672,922
                                                                                             ------------------------

WARRANTS(A) - 0.0%
VIETNAM - 0.0%
Vietnam Resource Investments Holdings Ltd.
     expiring on 6/18/09
     (cost $0)                                                              8,170                                122
                                                                                             ------------------------

TOTAL INVESTMENTS - 97.1%
     (cost $168,661,866)                                                                                 127,109,352
Other assets less liabilities - 2.9%                                                                       3,774,753
                                                                                             ------------------------
NET ASSETS - 100.0%                                                                                    $ 130,884,105
                                                                                             ========================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2008                          BAILLIE GIFFORD EMERGING MARKETS FUND
--------------------------------------------------------------------------------


(a) Non-income producing security.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
NVDR - Non Voting Depositary  Receipt.
PCL - Public Company Limited.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts". In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requirers that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's assets carried at fair value:

----------------------------------------------------------------------------
                                                        INVESTMENTS
                            VALUATION INPUTS           IN SECURITIES
----------------------------------------------------------------------------
LEVEL 1 - QUOTED PRICES                                 $ 126,659,880
----------------------------------------------------------------------------
LEVEL 2 - OTHER SIGNIFICANT OBSERVABLE INPUTS                 449,472
----------------------------------------------------------------------------
LEVEL 3 - SIGNIFICANT UNOBSERVABLE INPUTS                           -
----------------------------------------------------------------------------
TOTAL                                                   $ 127,109,352
----------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008                                                         BAILLIE GIFFORD EMERGING MARKETS FUND
----------------------------------------------------------------------------------------------------------------

ASSETS
       Investments, at value (cost $168,661,866)                                                  $ 127,109,352
       Cash                                                                                           3,410,497
       Foreign cash, at value (cost $759,243)                                                           754,348
       Dividends and interest receivable                                                                235,543
       Capital shares sold                                                                                5,060
       Due from Manager (Note B)                                                                         10,533
       Due from shareholder (Note B)                                                                    105,561
       Other assets                                                                                      14,549
                                                                                         -----------------------

       Total Assets                                                                                 131,645,443
                                                                                         -----------------------

LIABILITIES
       Management fee payable                                                                           394,125
       Servicing fee payable                                                                             92,714
       Accrued expenses                                                                                 274,499
                                                                                         -----------------------

       Total Liabilities                                                                                761,338
                                                                                         -----------------------

NET ASSETS                                                                                        $ 130,884,105
                                                                                         =======================


COMPOSITION OF NET ASSETS
       Paid-in capital                                                                            $ 186,990,772
       Distributions in excess of net investment income                                                (345,076)
       Accumulated net realized loss on investments and foreign currency transactions               (14,206,318)
       Net unrealized depreciation in value of investments and foreign currencies                   (41,555,273)
                                                                                         -----------------------
                                                                                                  $ 130,884,105
                                                                                         =======================


NET ASSET VALUE, PER SHARE

       CLASS I ($6,472,242 / 760,101 shares outstanding),
            unlimited authorized, no par value                                                           $ 8.51
                                                                                         =======================
            Maximum Purchase Price Per Share (Note E)                                                    $ 8.53
                                                                                         =======================
            Minimum Redemption Price Per Share (Note E)                                                  $ 8.49
                                                                                         =======================


       CLASS III ($124,411,863 / 14,692,418 shares outstanding),
            unlimited authorized, no par value                                                           $ 8.47
                                                                                         =======================
            Maximum Purchase Price Per Share (Note E)                                                    $ 8.49
                                                                                         =======================
            Minimum Redemption Price Per Share (Note E)                                                  $ 8.45
                                                                                         =======================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008                                          BAILLIE GIFFORD EMERGING MARKETS FUND
---------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
       Dividends (net of foreign withholding taxes of $438,120)                                          $ 3,506,007
       Interest                                                                                               40,474
                                                                                             ------------------------
          TOTAL INVESTMENT INCOME                                                                          3,546,481
                                                                                             ------------------------

EXPENSES
       Management fee (Note B)                                                                               906,966
       Shareholder servicing fees - Class I Shares (Note B)                                                   42,907
       Shareholder servicing fees - Class III Shares (Note B)                                                167,097
       Fund Accounting                                                                                       133,219
       Custody                                                                                               132,739
       Legal                                                                                                 104,806
       Professional fees                                                                                      45,418
       Trustees' fees                                                                                         25,966
       Insurance                                                                                              18,532
       Transfer Agency                                                                                        13,957
       Miscellaneous                                                                                          20,387
                                                                                             ------------------------
       TOTAL EXPENSES                                                                                      1,611,994
                                                                                             ------------------------

          NET INVESTMENT INCOME                                                                            1,934,487
                                                                                             ------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
       Net realized loss from:
            Investments (net of foreign taxes of $203,605)                                               (11,959,378)
            Foreign currency transactions                                                                   (531,055)
                                                                                             ------------------------
                                                                                                         (12,490,433)
                                                                                             ------------------------
       Net change in unrealized appreciation/depreciation on:
            Investments                                                                                 (128,476,290)
            Translation of assets and liabilities in foreign currencies                                       (4,041)
                                                                                             ------------------------
                                                                                                        (128,480,331)
                                                                                             ------------------------

       Net realized and unrealized loss on investments and foreign currency transactions                (140,970,764)
                                                                                             ------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                                                            $ (139,036,277)
                                                                                             ========================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS                                                          BAILLIE GIFFORD EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            FOR THE                  FOR THE
                                                                                           YEAR ENDED               YEAR ENDED
                                                                                       DECEMBER 31, 2008        DECEMBER 31, 2007
                                                                                     --------------------    -----------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
       Net investment income                                                                 $ 1,934,487                $ 3,560,134
       Net realized gain (loss) from investments and foreign currency transactions           (12,490,433)                72,527,803
       Net change in unrealized appreciation/depreciation on investments
        and translation of assets and liabilities in foreign currencies                     (128,480,331)                 7,603,172
                                                                                     --------------------    -----------------------
       Net increase (decrease) in net assets from operations                                (139,036,277)                83,691,109
                                                                                     --------------------    -----------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income:
            Class I                                                                             (208,253)                  (220,048)
            Class III                                                                         (2,545,065)                (3,448,058)
       Capital gains:
            Class I                                                                           (2,074,941)                (3,764,066)
            Class III                                                                        (14,664,732)               (60,168,046)
       Return of capital:
            Class I                                                                              (18,536)                         -
            Class III                                                                           (356,360)                         -
                                                                                     --------------------    -----------------------

       TOTAL DIVIDENDS AND DISTRIBUTIONS                                                     (19,867,887)               (67,600,218)
                                                                                     --------------------    -----------------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
            Class I                                                                           14,962,500                 14,962,500
            Class III                                                                         41,680,781                 42,176,923
       Purchase premiums:
            Class I                                                                                9,044                      2,280
            Class III                                                                            103,456                     35,220
       Redemption fees:
            Class I                                                                                    -                      3,050
            Class II                                                                                   -                     22,946
            Class III                                                                                  -                    174,255
       Dividends and distributions reinvested:
            Class I                                                                            2,301,731                  3,984,115
            Class III                                                                         17,566,156                 63,616,104
       Cost of shares redeemed:
            Class I                                                                          (11,634,628)                         -
            Class II                                                                                   -                (51,199,480)
            Class III                                                                                  -                (71,077,694)
                                                                                     --------------------    -----------------------
       INCREASE IN NET ASSETS FROM TRANSACTIONS IN SHARES OF
            BENEFICIAL INTEREST                                                               64,989,040                  2,700,219
                                                                                     --------------------    -----------------------

       TOTAL INCREASE (DECREASE) IN NET ASSETS                                               (93,915,124)                18,791,110

NET ASSETS
       Beginning of year                                                                     224,799,229                206,008,119
       End of year (including distributions in excess of net investment              --------------------    -----------------------
         income of $345,076 and $30,424, respectively)                                     $ 130,884,105              $ 224,799,229
                                                                                     ====================    =======================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


      FINANCIAL HIGHLIGHTS                                                                   BAILLIE GIFFORD EMERGING MARKETS FUND
      -----------------------------------------------------------------------------------------------------------------------------

      SELECTED DATA FOR A CLASS I SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                                             FOR THE PERIOD
                                                                              FOR THE                     NOVEMBER 15, 2007(a)
                                                                             YEAR ENDED                         THROUGH
                                                                         DECEMBER 31, 2008                 DECEMBER 31, 2007
                                                                    -----------------------------     -----------------------------
      Net asset value, beginning of period                                     $22.21                            $30.53
                                                                    -----------------------------     -----------------------------

      FROM INVESTMENT OPERATIONS
      --------------------------
      Net investment income (loss)(b)                                            0.21                            -0.04
      Net realized and unrealized loss
           on investments and foreign
           currency transactions                                               -12.24                            -0.16
                                                                    -----------------------------     -----------------------------
      Net decrease in net asset
           value from investment operations                                    -12.03                            -0.20
                                                                    -----------------------------     -----------------------------

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
      -------------------------------------------
      Dividends from net investment income                                     -0.17                             -0.45
      Distributions from net realized gain on investments                      -1.48                             -7.68
      Return of capital                                                        -0.03                                -
                                                                    -----------------------------     -----------------------------
             Total Dividends and Distributions                                 -1.68                             -8.13
                                                                    -----------------------------     -----------------------------

      PROCEEDS FROM PURCHASE PREMIUMS AND REDEMPTION FEES                       0.01                              0.01
      ---------------------------------------------------           -----------------------------     -----------------------------

      Net asset value, end of period                                           $8.51                             $22.21
                                                                    =============================     =============================

      TOTAL RETURN
      ------------
      Total investment return based on net asset value(c)                     -56.52%                            -0.56%

      RATIOS/SUPPLEMENTAL DATA
      ------------------------
      Net assets, end of period (000's omitted)                                $6,472                           $14,879
      Ratio of net expenses to average net assets                              1.10%                             1.37%*
      Ratio of net investment income to average net assets                     1.19%                            -1.12%*
      Portfolio turnover rate                                                   61%                               61%


*     Annualized.
(a)   Commencement of investment operations.
(b)   Calculated based upon average shares outstanding during the period.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                                                           BAILLIE GIFFORD EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------

SELECTED DATA FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH YEAR:



                                                FOR THE        FOR THE         FOR THE         FOR THE          FOR THE
                                              YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                             DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                 2008           2007            2006            2005             2004
                                           --------------  --------------  --------------   --------------  --------------
Net asset value, beginning of year             $22.17          $21.42          $19.78           $16.61          $15.03
                                           --------------  --------------  --------------   --------------  --------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                        0.16            0.38            0.25             0.30            0.26
Net realized and unrealized gain (loss)
     on investments and foreign
     currency transactions                     -12.15           9.45            7.24             6.36            3.36
                                           --------------  --------------  --------------   --------------  --------------
Net increase (decrease) in net asset
   value from investment operations            -11.99           9.83            7.49             6.66            3.62
                                           --------------  --------------  --------------   --------------  --------------

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Dividends from net investment income            -0.21           -0.50           -0.18           -0.34            -0.75
Distributions from net realized gain on
  investments                                   -1.48           -8.61           -5.68           -3.15            -1.29
Return of capital                               -0.03             -               -                -               -
                                           --------------  --------------  --------------   --------------  --------------
       Total Dividends and Distributions        -1.72           -9.11           -5.86           -3.49            -2.04
                                           --------------  --------------  --------------   --------------  --------------

PROCEEDS FROM PURCHASE
 PREMIUMS AND REDEMPTION FEES                   0.01            0.03            0.01               -               -
-----------------------------              --------------  --------------  --------------   --------------  --------------

Net asset value, end of year                    $8.47          $22.17          $21.42           $19.78          $16.61
                                           ==============  ==============  ==============   ==============  ==============

TOTAL RETURN
Total investment return based on net
     asset value(b)                            -56.41%         46.59%          38.30%           40.47%          24.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
     (000's omitted)                          $124,412        $209,920        $161,874         $127,251        $114,351
Ratio of net expenses
      to average net assets                     0.87%           0.87%           0.88%           0.96%            0.77%
Ratio of net investment income
      to average net assets                     1.04%           1.48%           1.10%           1.61%            1.67%
Portfolio turnover rate                          61%             61%             50%             48%              80%



(a)  Calculated  based upon average  shares  outstanding  during the period.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE A -- ORGANIZATION AND ACCOUNTING POLICIES

Each of Baillie Gifford International Equity Fund ("International Equity Fund"), Baillie Gifford EAFE Fund ("EAFE Fund") and Baillie Gifford Emerging Markets Fund ("Emerging Markets Fund") (each, a "Fund", and collectively, the "Funds") is a series of Baillie Gifford Funds (the "Trust"). The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Amended and Restated Agreement and Declaration of Trust dated August 17, 2001, as subsequently amended. International Equity Fund and EAFE Fund offer four classes of shares, Class 1, Class 2, Class 3 and Class 4 shares and Emerging Markets Fund offers Class I, Class II and Class III shares (unlimited number of shares are authorized, without par value). At December 31, 2008, shares issued and outstanding for the International Equity Fund were of Class 1 and Class 2 shares, shares issued and outstanding for the EAFE Fund were of Class 2 and Class 3 shares and shares issued and outstanding for the Emerging Markets Fund were of Class I and Class III.

The financial statements of the Funds have been prepared in conformity with accounting principles generally accepted in the United States of America. Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities for the Funds and disclosure of contingent assets and liabilities for the Funds at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the Funds during the reporting period. Actual results could differ from those estimates.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The following is a summary of significant accounting policies followed by the Funds.

VALUATION OF INVESTMENTS

Equity securities listed on an established securities exchange are normally valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day, and in the case of over-the-counter securities not so listed, are valued at the mean between the last available bid and asked prices. Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained or any other reason), and all other assets, are taken at fair value as determined in good faith by Baillie Gifford Overseas Limited (the "Manager"), pursuant to procedures approved by the trustees of the Trust (the "Trustees"). The actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events may not be reflected in the computation of a Funds' net asset values. If events materially affecting the value of the Funds' portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Trustees.

The Funds invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices, and generally less government supervision of foreign securities markets and issuers.

Repurchase agreements are carried at cost, which approximates market value (See Note D).

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets, and liabilities. For the Funds, purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by a Fund. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. At December 31, 2008, the Funds did not have any open forward currency contracts.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME

The Funds' securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

FEDERAL TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Funds' shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India on gains realized upon sale of Indian securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. Funds with exposure to Indian securities may accrue a deferred liability for unrealized gains in excess of available carryforwards on Indian securities based on existing tax rates and holding periods of the securities. As of December 31, 2008, the Emerging Markets Fund has not recorded a payable as an estimate for potential future India capital gains taxes.

Financial Accounting Standards Board ("FASB") Interpretation 48, Accounting for Uncertainty in Income Taxes ("FIN 48") provides guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year and recognized as: a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Management has evaluated the application of FIN 48 and has determined it has no impact on the financial statements of the Funds. For the Emerging Markets Fund tax years 2005 through present remain subject to examination by the Internal Revenue Service. For the International Equity Fund and EAFE Fund, the current tax period is subject to examination.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date. Currently, the Funds' policies are to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

At December 31, 2008, the International Equity and EAFE Funds had a capital loss carryforward of $4,019,789 and $16,918,201, respectively, to offset future net capital gains which if unused will expire on December 31, 2016.

Currency losses incurred after October 31 ("post-October Currency losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. The International Equity, EAFE and Emerging Markets Funds incurred and will defer post-October Currency losses of $790,464, $1,490,506 and $310,288, respectively, during 2008.

Realized capital losses incurred after October 31 ("post-October" capital losses) within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. The International Equity, EAFE and Emerging Markets Funds incurred and will defer post-October capital losses of $4,038,566, $185,298 and $12,084,804, respectively, during 2008.

At December 31, 2008, the components of accumulated earnings on tax basis were as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Net
                                                                                                Unrealized
                                                                                               Depreciation
                                                                                                   on
                                                                                                 Foreign
                                                                                               Investments
                       Undistributed    Post October                          Post October         and                Total
                       Net Ordinary       Currency        Capital Loss           Capital         Foreign           Accumulated
          Fund            Income            Losses        Carryforwards          Losses        Currencies            Earnings
--------------------- ---------------- -------------- ---------------------- --------------- ------------------ --------------------


International Equity       $216,254      $(790,464)        $(4,019,789)      $(4,038,566)      $(16,906,887)       $(25,539,452)
--------------------- ---------------- -------------- ---------------------- --------------- ------------------ --------------------

EAFE                        524,787     (1,490,506)        (16,918,201)         (185,298)       (77,719,667)        (95,788,885)
--------------------- ---------------- -------------- ---------------------- --------------- ------------------ --------------------

Emerging Markets           -              (310,288)         -                (12,084,804)       (43,711,575)        (56,106,667)
--------------------- ---------------- -------------- ---------------------- --------------- ------------------ --------------------



The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as Passive Foreign Investment Companies.

For the year ended December 31, 2008, the following reclassifications have been made on the Statement of Assets and Liabilities as a results of certain differences in the computation of net investment income and net realized capital gains under U.S. federal income tax rules and regulations versus accounting principles generally accepted in the United States of America, such as the treatment of foreign currency gains and losses and the redesignation of dividends:

---------------------------------------------------------------------------------------------------------
                                                            Accumulated Net
                                      Distributions in      Realized Gains
                                        Excess of Net        (Losses) on
                                         Investment         Investments and              Paid-in
               Fund                        Income          Foreign Currencies             Capital
------------------------------------ ------------------ ------------------------ ------------------------

International Equity                        $(321,918)                 $321,918            $ -
------------------------------------ ------------------ ------------------------ ------------------------

EAFE                                           161,311                (161,311)              -
------------------------------------ ------------------ ------------------------ ------------------------

Emerging Markets                               879,075                (504,179)       (374,896)
------------------------------------ ------------------ ------------------------ ------------------------


For the years ended December 31, 2008 and December 31, 2007, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets, were:



    -------------------------- ----------------------------- ----------------------------- ---------------------------
                                                                      Long-Term
               Fund                  Ordinary Income                 Capital Gains             Return of Capital
    -------------------------- ----------------------------- ----------------------------- ---------------------------
                                    2008           2007          2008           2007           2008          2007
    -------------------------- --------------- ------------- -------------- -------------- -------------- ------------
    International Equity          $ 1,511,571       N/A             $    -       N/A              $    -      N/A
    -------------------------- --------------- ------------- -------------- -------------- -------------- ------------
    EAFE                            3,894,516       N/A                  -       N/A                   -      N/A
    -------------------------- --------------- ------------- -------------- -------------- -------------- ------------
    Emerging Markets                2,753,306    14,062,287     16,739,685    53,537,931         374,896       -
    -------------------------- --------------- ------------- -------------- -------------- -------------- ------------

NOTE B -- INVESTMENT MANAGEMENT AND OTHER SERVICES

The Funds are advised and managed by the Manager. The Manager, an investment adviser registered with the Securities and Exchange Commission, is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Funds, each Fund pays the Manager a quarterly management fee, in arrears, at the following annual rate of the respective Fund's average net assets (calculated by taking the average of all determinations of net asset value made at the end of each month).

                 ----------------------------------------------------------------------
                               Fund                               Management Fee
                 ---------------------------------------------- -----------------------

                 ---------------------------------------------- -----------------------
                 International Equity                                  0.30%
                 ---------------------------------------------- -----------------------
                 EAFE                                                  0.25%
                 ---------------------------------------------- -----------------------
                 Emerging Markets                                      0.50%
                 ---------------------------------------------- -----------------------


For the period ended December 31, 2008, the International Equity, EAFE and Emerging Markets Funds incurred $153,611, $347,056 and $906,966 in management fees, respectively.

Each Fund has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the International Equity Fund pays the Manager a fee at the annualized rate of 0.45% and 0.27% of the Fund's average daily net assets attributed to Class 1 and Class 2, the EAFE Fund pays the Manager a fee at the annualized rate of 0.27% and 0.20% of the Fund's average daily net assets attributed to Class 2 and Class 3, respectively and the Emerging Markets Fund pays the Manager a fee at the annualized rate of 0.30% and 0.10% of the Fund's average daily net assets attributable to Class I and Class III shares, respectively. For the period ended December 31, 2008, the International Equity Fund incurred $74,415 and $93,601 in shareholder servicing fees for Class 1 and Class 2 shares. For the period ended December 31, 2008, the EAFE Fund incurred $135,037 and $178,435 in shareholder servicing fees for Class 2 and Class 3 shares, respectively. For the year ended December 31, 2008, the Emerging Markets Fund incurred $42,907 and $167,097 in shareholder servicing fees for Class I and Class III shares, respectively.

The Manager has contractually agreed to waive its fee and/or bear other expenses of the International Equity Fund and EAFE Fund through March 31, 2009 to the extent that International Equity Fund total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.90% for Class 1 shares and 0.72% for Class 2 shares, and to the extent that EAFE Fund total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.80% for Class 2 shares and 0.73% for Class 3 shares.

During the year, it was discovered that due to a processing error, a Class III shareholder in the Emerging Markets Fund purchased shares at an incorrect net asset value, resulting in the shareholder in question receiving more shares than such shareholder would have received had the transaction been processed at the correct net asset value. Upon discovery, this situation was fully rectified with retroactive effect to the date the shareholder purchase transaction through the recording of an amount receivable for $116,094. On February 27, 2009, this amount was paid in full with the shareholder in question surrendering shares with a value of $105,561 and the Manager making a payment of $10,533. These amounts are reported as Due from shareholder and Due from Manager, respectively, in the Statement of Assets and Liabilities.

NOTE C -- INVESTMENT TRANSACTIONS

Purchases  and  proceeds  from  sales  of   securities   (excluding   short-term
securities), were as follows:


-----------------------------------------------------------------------------------------------
                    Fund                              Purchases                 Sales
---------------------------------------------- ------------------------ -----------------------
International Equity                                $175,301,771             $40,501,196
---------------------------------------------- ------------------------ -----------------------
EAFE                                                 427,443,703              29,778,206
---------------------------------------------- ------------------------ -----------------------
Emerging Markets                                     155,179,595             109,457,822
---------------------------------------------- ------------------------ -----------------------


The Funds' cost of investments and gross unrealized appreciation/(depreciation) at December 31, 2008 for U.S. federal income tax purposes, was as follows:

---------------------------------------------------------------------------------------------------------------------

                                                                                                        Net
                                         Cost of              Gross               Gross              Unrealized
               Fund                    Investments        Appreciation         Depreciation         Depreciation
----------------------------------- ------------------ -------------------- ------------------- ---------------------

International Equity                     $127,099,523           $5,127,567       $(22,014,422)         $(16,886,855)
----------------------------------- ------------------ -------------------- ------------------- ---------------------

EAFE                                      380,806,495           15,177,363        (92,880,950)          (77,703,587)
----------------------------------- ------------------ -------------------- ------------------- ---------------------

Emerging Markets                          170,818,168           12,458,378        (56,167,194)          (43,708,816)
----------------------------------- ------------------ -------------------- ------------------- ---------------------


The Funds may be party to financial instruments with off-balance-sheet risk, primarily forward contracts, in order to minimize the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter-parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such currencies.

NOTE D -- REPURCHASE AGREEMENTS

A repurchase agreement is the purchase of a security at a specified price with an agreement to sell the same or substantially the same security to the same counterparty at a fixed or determinable price at a future date. Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Repurchase agreements by the Funds of more than seven days duration (or investments in any other securities which are deemed to be illiquid) are not permitted if more than 15% of the Funds' net assets would be so invested. At December 31, 2008, the Funds did not have any repurchase agreements outstanding.

NOTE E -- TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                            International Equity Fund

                                        Class 1 Shares                                     Class 2 Shares
                                 For the Period July 1, 2008*                     For the Period February 7, 2008*
                                  through December 31, 2008                          through December 31, 2008
                        -----------------------------------------------    -----------------------------------------------
                               Shares                    Amount                   Shares                   Amount
                        ----------------------    ---------------------    ---------------------    ----------------------

Shares sold                        10,258,377              $72,724,464                8,250,788               $64,950,000

Redemption fees                             -                        -                        -                         -

Purchase premium                            -                  106,442                        -                    89,298

Shares issued in
reinvestment of
dividends and
distributions                         141,250                  856,739                  107,759                   654,832

Shares redeemed                             -                        -                        -                         -
                        ----------------------    ---------------------    ---------------------    ----------------------



Net increase                       10,399,627              $73,687,645                8,358,547               $65,694,130
                        ======================    =====================    =====================    ======================



                                                                   EAFE Fund

                                        Class 2 Shares                                     Class 3 Shares
                                For the Period March 6, 2008*                      For the Period April 28, 2008*
                                  through December 31, 2008                          through December 31, 2008
                        -----------------------------------------------    -----------------------------------------------
                               Shares                    Amount                   Shares                   Amount
                        ----------------------    ---------------------    ---------------------    ----------------------

Shares sold                        14,598,325             $112,803,880               37,822,063
                                                                                                             $289,420,000


Redemption fees                             -                        -                        -                         -

Purchase premium                            -                  192,533                        -                   543,587

Shares issued in
reinvestment of                                                                                                         -
dividends and
distributions                         177,117                1,037,021                  487,477                 2,857,495

Shares redeemed                             -                        -                        -                         -
                        ----------------------    ---------------------    ---------------------    ----------------------



Net increase                       14,775,442             $114,033,434               38,309,540              $292,821,082
                        ======================    =====================    =====================    ======================

*Commencement of investment operations.

                                                              Emerging Markets Fund

                                        Class I Shares                                    Class III Shares
                                      For the Year Ended                                 For the Year Ended
                                       December 31, 2008                                  December 31, 2008
                        -----------------------------------------------    -----------------------------------------------
                               Shares                    Amount                   Shares                   Amount
                        ----------------------    ---------------------    ---------------------    ----------------------

Shares sold                           795,484              $14,962,500                3,770,649               $41,680,781


Redemption fees                             -                        -                        -                         -

Purchase premium                            -                    9,044                        -                   103,456

Shares issued in
reinvestment of
dividends and
distributions                         175,143                2,301,731                1,451,265                17,566,156

Shares redeemed                     (880,404)             (11,634,628)                        -                         -
                        ----------------------    ---------------------    ---------------------    ----------------------


Net increase                           90,223               $5,638,647                5,221,914               $59,350,393
                        ======================    =====================    =====================    ======================


                                                              Emerging Markets Fund

                                           Class I Shares                                   Class III Shares
                                  For the Period November 15, 2007*                        For the Year Ended
                                    through December 31, 2007                              December 31, 2007
                        -----------------------------------------------    -----------------------------------------------
                               Shares                    Amount                   Shares                   Amount
                        ----------------------    ---------------------    ---------------------    ----------------------

Shares sold                           490,095              $14,962,500                1,669,552               $42,176,923


Redemption fees                             -                    3,050                        -                   174,255

Purchase premium                            -                    2,280                        -                    35,220

Shares issued in
reinvestment of
dividends and
distributions                         179,783                3,984,115                2,816,124                63,616,104

Shares redeemed                             -                        -              (2,570,901)              (71,077,694)
                        ----------------------    ---------------------    ---------------------    ----------------------



Net increase                          669,878              $18,951,945                1,914,775               $34,924,808
                        ======================    =====================    =====================    ======================


*Commencement of investment operations.

The International Equity Fund charges purchase premiums (20 basis points) in the case of cash investments and redemption fees (15 basis points) in the case of cash redemptions; the EAFE Fund charges purchase premiums (20 basis points) in the case of cash investments and redemption fees (15 basis points) in the case of cash redemptions and the Emerging Markets Fund charges purchase premiums (25 basis points) in the case of cash investments and redemption fees (25 basis points) in the case of cash redemptions. All purchase premiums and redemption fees are paid to and retained by the Funds and are intended to offset brokerage and transaction costs arising in connection with purchases or redemptions. The purchase premiums and redemption fees may be waived or reduced by the Manager if the brokerage and transaction costs in connection with the purchase or redemption are minimal or in other circumstances in the Manager's discretion.

For the International Equity Fund, at December 31, 2008, The Colorado Trust, located at 1600 Sherman Street, Denver, CO 80203, owned 22.98% of the voting securities of the Fund; Smithfield Food's, Inc., located at 200 Commerce Street, Smithfield, VA 23430, owned 21.63% of the voting securities of the Fund; P.H. Glatfelter Company Master Retirement Trust., located at 96 South George Street, Suite 400, York, PA 17401, owned 18.52% of the voting securities of the Fund; ProMedica Health System Trust, located at 1801 Richards Road, Toledo, OH, owned 16.77% of the voting securities of the Fund; The Scripps Research Institute, located at 10550 North Torrey Pines Road, TPC-16, La Jolla, CA 92037 owned 11.01% of the voting securities of the Fund. The NSTAR Retirees Benefit Trust, located at One NSTAR Way, SE260, Westwood, MA 02090, owned 9.09% of the voting securities of the Fund

For the EAFE Fund, at December 31, 2008, Creighton University, located at 2500 California Plaza, Omaha, NE, 68178, owned 6.65% of the voting securities of the Fund; St. Louis University, located at 3545 Lafayette Avenue, 6th Floor, St. Louis, MO, 63104, owned 5.89% of the voting securities of the Fund, and Kentucky Teachers' Retirement System, located at 479 Versailles Road, Frankfort, KY, 40601-3800, owned 72.19% of the voting securities of the Fund. Iowa Peace Officers Retirement, Accident and Disability System, located at State Capitol Building, Room 114, Des Moines, IA, 50319, owned 15.27% of the voting securities of the Fund.

For the Emerging Markets Fund, at December 31, 2008, Nebraska Investment Council, which is a Nebraska state investment agency located at 941 "O" Street, Suite 500, Lincoln, NE 68506, owned 52.44% of the voting securities of the Fund; the Fire and Police Pension Association of Colorado, located at 5290 DTC Parkway, Suite 100, Greenwood Village, CO 80111-2721, owned 17.46% of the voting securities of the Fund; The William Penn Foundation, located at Two Logan Square, 11th Floor, 100 North 18th Street, Philadelphia, PA, 19103, owned 13.38% of the voting securities of the Fund; Casey Family Programs, located at 1300 Dexter Avenue N, Floor 3, Seattle, WA, 98109, owned 11.77% of the voting securities of the Fund; and the Guardian Life Assurance Company of America, located at 7 Hanover Square, 20th Floor, New York, NY 10004, owned 4.95% of the voting securities of the Fund.

NOTE F - ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB released Statement of Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.
The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

NOTE G - COMMITMENTS AND CONTINGENCIES

Each of the Funds indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baillie Gifford Funds and Shareholders of Baillie Gifford International Equity Fund,
Baillie Gifford EAFE Fund and Baillie Gifford Emerging Markets Fund


We have audited the accompanying statements of assets and liabilities of Baillie Gifford International Equity Fund, Baillie Gifford EAFE Fund and Baillie Gifford Emerging Markets Fund, each a series of shares of beneficial interest of Baillie Gifford Funds, including the portfolios of investments, as of December 31, 2008, and the related statements of operations for the year and each of the periods presented in the year then ended and the statements of changes in net assets for each of the years and periods presented in the two-year period then ended and the financial highlights for each of the years and periods presented in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2005 were audited by other auditors whose report dated February 28, 2006 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baillie Gifford International Equity Fund, Baillie Gifford EAFE Fund and Baillie Gifford Emerging Markets Fund as of December 31, 2008, the results of their operations for the year and each of the periods presented in the year then ended, the changes in their net assets for each of the years and periods presented in the two-year period then ended, and their financial highlights for each of the years and periods presented in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                                BRIGGS, BUNTING & DOUGHERTY, LLP



PHILADELPHIA, PENNSYLVANIA
FEBRUARY 27, 2009

SUPPLEMENTAL INFORMATION (UNAUDITED)

Qualified dividend income of as much as $1,048,782, $2,901,612 and $2,226,522 was taxable to the International Equity, EAFE and Emerging Markets Funds, respectively, through December 31, 2008. The Funds intend to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of distributions received by you in the calendar year 2008.

The Emerging Markets Fund designates $16,739,685 as a long-term capital gain dividend subject to 15% tax rate.

MANAGEMENT OF THE TRUST

The following tables set forth the Trustees and Officers of the Trust, their principal occupations during the past five years, and certain other information.

-------------------- ------------------ -------------- -------------------------------------------------------- --------------------
                     POSITION(S)          LENGTH  OF                                                              NUMBER OF FUNDS IN
                      HELD WITH              TIME                                                                    FUND COMPLEX
     NAME AND AGE(1)    TRUST             SERVED(2)          PRINCIPAL OCCUPATION DURING PAST 5 YEARS(3)         OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES
-------------------- ------------------ -------------- -------------------------------------------------------- --------------------
John G. Barrie, Jr.  Trustee            Since 2000     Retired.  Formerly: Assistant Treasurer, Dominion
Age: 68                                                Resources, Inc. (electric and gas utility).                         3

-------------------- ------------------ -------------- -------------------------------------------------------- --------------------
George W. Browning   Trustee            Since 2007     Retired.  Formerly: Managing Director, Client Service,
Age: 67                                                Babson Capital Management, LLC (investment manager).                3

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
R. Robin Menzies(4)  Trustee,           Since  2000    Partner, Baillie Gifford & Co. (investment manager);
Age: 56              Chairman of                       Director, Baillie Gifford Overseas Limited (investment
                     the Board                         adviser); Director and Chief Executive, Guardian                    3
                     and President                     Baillie Gifford Ltd. (investment adviser).
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (OTHER THAN OFFICERS WHO ARE ALSO TRUSTEES)
------------------------------------------------------------------------------------------------------------------------------------
Edward H. Hocknell   Vice President     Since 2000     Partner, Baillie Gifford & Co. (investment manager);
Age: 48                                                Director, Baillie Gifford Overseas Limited (investment             N/A
                                                       adviser). Director, Guardian Baillie Gifford Ltd.
                                                       (investment adviser).
-------------------- ------------------ -------------- -------------------------------------------------------- --------------------
Alan Paterson        Vice President     Since 2000     Partner, Baillie Gifford & Co. (investment manager).
Age: 41                                                                                                                   N/A

-------------------- ------------------ -------------- -------------------------------------------------------- --------------------
Dickson Jackson      Vice President     Since 2005     Head of Institutional Clients Accounting Department,
Age: 37                                                Baillie Gifford & Co. (investment manager); formerly,              N/A
                                                       Treasurer of the Trust (2001 to 2005).
-------------------- ------------------ -------------- -------------------------------------------------------- --------------------
Andrew Telfer        Vice President     Since 2008     Partner, Baillie Gifford & Co. (investment manager);
Age: 40                                                Chief Executive, Baillie Gifford Overseas Limited                  N/A
                                                       (investment adviser). .
-------------------- ------------------ -------------- -------------------------------------------------------- --------------------
Peter Hadden         Vice President     Since 2008     Partner, Baillie Gifford & Co. (investment manager);
Age: 52                                                Director, Baillie Gifford Overseas Limited (investment             N/A
                                                       adviser)..
-------------------- ------------------ -------------- -------------------------------------------------------- --------------------
Peter Cooke          Vice President     Since 2008     Partner, Baillie Gifford & Co. (investment manager);
Age: 44                                                Director, Baillie Gifford Overseas Limited (investment             N/A
                                                       adviser)..
-------------------- ------------------ -------------- -------------------------------------------------------- --------------------
Nigel Cessford       Treasurer          Since 2005     Head of Overseas Institutional Clients Accounting
Age: 45                                                Department, Baillie Gifford & Co. (investment manager).            N/A
-------------------- ------------------ -------------- -------------------------------------------------------- --------------------
Angus N.G. Macdonald Secretary          Since 2000     Head of Legal for the Baillie Gifford Group
Age: 43                                                (investment manager).                                              N/A

-------------------- ------------------ -------------- -------------------------------------------------------- --------------------
Graham Laybourn      Chief Compliance   Since 2005     Compliance Officer, Baillie Gifford Group (investment
Age: 42              Officer                           manager).                                                          N/A
-------------------- ------------------ -------------- -------------------------------------------------------- --------------------

(1) The address of each Trustee and Officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.
(2) There is no stated term of office for the Trustees. The Chairman of the Board, President, Secretary, and Treasurer of the Trust are elected annually by the Trustees. Other officers may be elected or appointed by the Trustees at any time.
(3) Previous positions during the past five years with Baillie Gifford & Co., Baillie Gifford Overseas Limited and Baillie Gifford Group are omitted if not materially different from the positions listed.

SUPPLEMENTAL INFORMATION (UNAUDITED) (CONCLUDED)

(4) Mr. Menzies is an "interested person" (as defined in the 1940 Act) of the Trust or the Manager due to his involvement with the Manager. Prior to October 2006, Mr. Menzies served as an officer of portfolios in the Guardian Funds fund complex. Mr. Menzies has indicated his intention to resign as a trustee of the Trust effective as of April 1, 2009.

Additional information regarding the Trustees is available upon request, without
charge,    by   calling   Baillie   Gifford    Overseas   Limited   collect   at
011-44-131-275-2000.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling Baillie Gifford Overseas Limited collect at 011-44-131-275-2000 or on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds' voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request by calling Baillie Gifford Overseas Limited collect at 011-44-131-275-2000 or by accessing the Fund's Form N-PX on the Commission's website at http://www.sec.gov.

Each of the Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Commission's website at http://www.sec.gov. The Funds' Form N-Q may also be viewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

ITEM 2. CODE OF ETHICS.

(a) As of December 31, 2008, the registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)      Not applicable.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period.

(e)      Not applicable.

(f)      Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Mr. John G. Barrie, Jr., a member of the Board's Audit Oversight Committee, is an audit committee financial expert. Mr. Barrie is "independent" for purposes of this Item 3 of Form N-CSR. Mr. Barrie formerly served in various supervisory and managerial positions in accounting and finance at Dominion Resources, Inc. and affiliates. In these positions, Mr. Barrie was extensively involved in the preparation, analysis and use of corporate financial statements. In the capacity of Assistant Treasurer of Dominion Resources, Inc., Mr. Barrie had principal responsibility for administering the investment of over $1 billion of retirement plan assets, and was involved with internal and external auditors in establishing internal controls and procedures relating to the administration and reporting of retirement plan investments.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d)
Fees for Services Rendered to the Registrant
--------------------------------------------------------------------------------
                                AUDIT-RELATED
FISCAL YEAR       AUDIT FEES        FEES            TAX FEES     ALL OTHER FEES
--------------------------------------------------------------------------------

2007              $22,000           $0              $  4,000          $0

2008              $55,500           $0              $12,000           $0

Audit fees include amounts for auditing and reporting on the financial statements and the financial highlights included in the Funds annual report to the shareholders, issuance of the auditor's consent to be included in the Funds' annual amendment to the Registration Statement on Form N-1A, issuance of the auditor's report on internal controls for inclusion in form N-SAR and provision of comments on the Funds' interim financial statements (as requested).

Tax fees include amounts for services rendered to the registrant for tax compliance, tax planning and tax advice, including tax return preparation and review of and participation in determining required income and capital gains distributions.

(e) (1) Engagements that are required to be pre-approved by the registrant's Audit Oversight Committee, "the Committee", may be pre-approved (i) at any regular or special meeting of the Committee or (ii) by the Chairman of the Committee or any other member of the Committee who is an independent trustee of the registrant if the estimated dollar amount of the fee for the particular service does not exceed a certain threshold.

(e) (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2007:    $0

2008:    $0

(h) In evaluating the independence of the registrant's accountant, the Audit Oversight Committee of the registrant's Board of Trustees considered the provision of non-audit services, which were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, rendered to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant and determined that the provision of such services, if any, is compatible with maintaining the principal accountant's independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that to the best of their knowledge the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There has been no change in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal quarter of the second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Not applicable.

(a)(2)(i) Certification of the Principal Executive Officer required by Rule 30a-2 under the Act.

(a)(2)(ii) Certification of the Principal Financial Officer required by Rule 30a-2 under the Act.

(a)(3) Not applicable.

(b) Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BAILLIE GIFFORD FUNDS
            ------------------------

By   /s/ R Robin Menzies
   _________________________________
         R Robin Menzies, President

Date     MARCH 02 , 2009
     -------------------



         Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ R Robin Menzies
   _________________________________
         R Robin Menzies, President

Date     MARCH 02, 2009
     ------------------

By   /s/ Nigel Cessford
   _________________________________
         Nigel Cessford, Treasurer

Date    March 02, 2009
    ________________________________